                                                                   EXHIBIT 10.10

    CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT
     HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                            [CINGULAR WIRELESS LOGO]

                     Master Services Agreement No. TH120103

                                     Between

                              Cingular Wireless LLC

                                       and

                             Phase 2 Solutions, Inc.

                                       for

                         Contracted Call Center Services

                               [phase 2 logo here]

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                    Page 1 of 22


SECTION 1. DEFINITIONS.....................................................    3
SECTION 2. AFFILIATED COMPANIES............................................    4
SECTION 3. TERM OF AGREEMENT...............................................    4
SECTION 4. ORDERS..........................................................    4
SECTION 5. TERMS OF PAYMENT................................................    6
SECTION 6. PAYMENT AND RECORDS.............................................    6
SECTION 7. INVOICING.......................................................    6
SECTION 8. REPRESENTATIVES.................................................    6
SECTION 9. REPORTS.........................................................    7
SECTION 10. RECORDS AND AUDITS.............................................    7
SECTION 11. BUYER'S INFORMATION............................................    7
SECTION 12. PRIVACY OF CUSTOMER INFORMATION................................    8
SECTION 13. SELLER'S INFORMATION...........................................    8
SECTION 14. OWNERSHIP OF WORK PRODUCT......................................    8
SECTION 15. PATENT AND OTHER PROPRIETARY RIGHTS INFRINGEMENT...............    9
SECTION 16. TAX............................................................    9
SECTION 17. ASSIGNMENT BY SELLER...........................................   10
SECTION 18. ASSIGNMENT BY BUYER............................................   10
SECTION 19. LICENSES.......................................................   10
SECTION 20. SELLER OVERDEPENDENCE..........................................   10
SECTION 21. WARRANTY FOR SERVICES..........................................   10
SECTION 22. NON-EXCLUSIVE RIGHTS...........................................   11
SECTION 23. PUBLICITY......................................................   11
SECTION 24. PERFORMANCE OF WORK............................................   11
SECTION 25. INDEPENDENT CONTRACTOR.........................................   12
SECTION 26. SECURITY.......................................................   12
SECTION 27. MBE/WBE/DVBE PARTICIPATION.....................................   12
SECTION 28. CONFLICT OF INTEREST...........................................   13
SECTION 29. CHOICE OF LAW/VENUE............................................   14
SECTION 30. FACILITY RULES AND GOVERNMENT CLEARANCE........................   14
SECTION 31. RIGHT OF ACCESS................................................   14
SECTION 32. DEFAULT........................................................   14
SECTION 33. COMPLIANCE WITH LAWS...........................................   14
SECTION 34. RELEASES VOID..................................................   14
SECTION 35. AMENDMENTS AND WAIVERS.........................................   14
SECTION 36. SEVERABILITY...................................................   15
SECTION 37. CONTINGENCY....................................................   15
SECTION 38. INSURANCE......................................................   15
SECTION 39. INDEMNITY......................................................   16
SECTION 40. SURVIVAL OF OBLIGATIONS........................................   17
SECTION 41. ***............................................................   17
SECTION 42. NOTICES........................................................   17
SECTION 43. SECURITY REQUIREMENTS FOR SYSTEM OR NETWORK ACCESS BY
            CONTRACTORS....................................................   18
SECTION 44. CONSTRUCTION AND INTERPRETATION................................   20
SECTION 45. LIMITATION OF LIABILITY........................................   21
SECTION 46. ***............................................................   21
SECTION 47. TECHNICAL SUPPORT..............................................   21
SECTION 48. WORK DONE BY OTHERS............................................   21
SECTION 49. INCORPORATION BY REFERENCE.....................................   21

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                          Agreement No. TH120103
                                                                    Page 2 of 22


SECTION 50. ENTIRE AGREEMENT...............................................   22

APPENDIX 1 - MBE/WBE/DVBE RESULTS REPORT FORM
APPENDIX 2 - EXECUTIVE ORDERS AND FEDERAL REGULATIONS
APPENDIX 3 - USER CERTIFICATION

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                    Page 3 of 22


This agreement (hereinafter "Agreement") is made by and between CINGULAR WIRELESS LLC, a Delaware limited liability company, (hereinafter "Buyer"), and PHASE 2 SOLUTIONS, INC., a privately held Arizona corporation, (hereinafter "Seller"), each of which may be referred to in the singular as "Party" or in the plural as "Parties."

Whereas Buyer is desirous of obtaining call center services to be provided by Seller, which has sufficient expertise and experience in rendering such services to meet the particular needs of Buyer.

NOW, THEREFORE, Buyer and Seller enter into this Agreement on the following terms and conditions.

SECTION 1. DEFINITIONS
----------------------

     "Accept" or "Acceptance" means Buyer's acceptance of the Material or Services ordered by Buyer and provided by Seller as specified in corresponding Orders. Buyer's Acceptance shall occur no earlier than Seller's Delivery of Material and/or Services in strict compliance with the Specifications.

     "Acceptance Date" means the date on which Buyer Accepts Material and/or Services.

     "Affiliate" means (1) a company, whether incorporated or not, which owns, directly or indirectly, a majority interest in either Party (a "parent company"), and (2) a company, whether incorporated or not, in which a five percent (5%) or greater interest is owned, either directly or indirectly, by: (i) either Party or (ii) a parent company.

     "Agreement" shall have the meaning specified in the Section called "Entire Agreement."

     "Cancellation" means the occurrence by which either Party puts an end to this Agreement or Orders placed under this Agreement for breach by the other, and its effect is the same as that of "Termination" and, except as otherwise provided for herein, the canceling Party also retains any remedy for breach of the whole Agreement or any unperformed balance.

     "Delivery" means Seller's obligation to provide Material and/or Services that strictly conform to the Specifications. Seller completes Delivery: (i) upon Buyer's possession of the Material if Seller is not required to provide additional Services, such as installation, (ii) upon completing such additional Services, if Seller is required to provide such Services in connection with providing Material, or (iii) for Services, upon completing the provision of Services. Notwithstanding the above, Delivery shall not be deemed completed until the Seller causes the Material and Services to strictly conform to the Specifications.

     "Delivery Date" means the date on which the Parties agree Seller is scheduled in this Agreement or an Order to complete its Delivery.

     "Documentation" means all documentation, including, but not limited to, user and system manuals and instructions and training materials in machine readable or printed form, and Seller's written Specifications.

     "Information" all ideas, discoveries, concepts, know-how, trade secrets, techniques, designs, Specifications, drawings, sketches, models, manuals, samples, tools, computer programs, technical information, and other confidential business, customer or personnel information or data, whether provided orally, in writing, or through electronic or other means.

     "Laws" shall have the meaning specified in the Section called "Compliance with Laws."

     "Liability" means all losses, damages, expenses, costs, penalties, fines and fees, including reasonable attorneys' fees, arising from or incurred in connection with a claim or cause of action related to performance or omission of acts under this Agreement or any Order, including, but not limited to, claims or causes of actions brought by third parties.

     "Material" means a unit of equipment, apparatus, components, tools, supplies, material, Documentation, hardware, or firmware thereto, or software purchased or licensed hereunder by Buyer from Seller, including

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                    Page 4 of 22


     third party Material provided or furnished by Seller in connection with the Services provided hereunder. Material shall be deemed to include any replacement parts.

     "Order" means such purchase orders, work orders, forms, memoranda or other written communications as may be delivered to Seller for the purpose of ordering Services hereunder.

     "Service(s)" means any and all labor or service provided in connection with this Agreement or an applicable Order, including, but not limited to, consultation, engineering, installation, removal, maintenance, training, technical support, repair, and programming. The term "Service" shall also include any Material, including any Documentation, provided by Seller in connection with providing the Services.

     "Specifications" mean (i) Seller's applicable Specifications and descriptions, including any warranty statements, and (ii) Buyer's requirements, Specifications, and descriptions specified in, or attached to, this Agreement or an applicable Order, which shall control over an inconsistency with Seller's Specifications and descriptions.

     "Termination" means the occurrence by which either Party, pursuant to the provisions or powers of this Agreement or pursuant to laws and regulations, puts an end to his Agreement and/or Orders placed under this Agreement other than for breach. On "Termination" all executory obligations are discharged, but any right based on breach of performance survives except as otherwise provided herein.

     "Work" means all Material and Services, collectively, that Seller is supplying pursuant to Orders placed under this Agreement.

SECTION 2. AFFILIATED COMPANIES
-------------------------------

     2.01 Seller agrees that an Affiliate may place Orders with Seller that incorporate the terms and conditions of this Agreement, and that the term "Buyer" shall be deemed to refer to an Affiliate when an Affiliate places an Order with Seller under this Agreement. Each Order constitutes a separate, distinct and independent contract between Seller and the Buyer placing the Order. An Affiliate will be responsible for its own obligations, including but not limited to, all charges incurred in connection with such Order. The Parties agree that nothing in this Agreement will be construed as requiring Buyer to indemnify Seller, or to otherwise be responsible, for any acts or omissions of an Affiliate, nor shall anything in this Agreement be construed as requiring an Affiliate to indemnify Seller, or to otherwise be responsible, for the acts or omissions of Buyer.

SECTION 3. TERM OF AGREEMENT
----------------------------

     3.01 The term of this Agreement shall be effective 11 November 2003 ("Effective Date"), and shall continue until terminated by Buyer at any time, with or without cause, upon at least thirty (30) days prior written notice to Seller, or until terminated by either party, pursuant to the terms hereof, upon a breach by the other.

SECTION 4. ORDERS
-----------------

     4.01 This Agreement contemplates the future execution by Buyer and Seller of one or more written Orders. Each Order shall be executed by both parties and shall contain at a minimum the information specified in this Agreement. All transactions between Buyer and Seller during the term of this Agreement shall be covered by this Agreement and any applicable Order unless the parties agree otherwise in writing.

     4.02 Each properly executed Order shall be deemed, upon its execution, to incorporate the terms of this Agreement. If the Order conflicts with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control unless otherwise agreed to under a "Special Considerations" section of the Order.

     4.03 Seller will furnish call center services ("Services," as defined in Section 4 below) to Buyer as specified in Orders. Such Orders or its respective Specification for Purchase Order, at a minimum, shall specify the information outlined below:

          a)   A reference to this Agreement.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                    Page 5 of 22


          b)   A detailed description of the Services to be performed by Seller.

          c) A statement defining all deliverables and their associated due dates.

          d) The name, address, and telephone number of Seller's contact (hereinafter the "Seller Contact").

          e) The name, address, and telephone number of Buyer's contact (hereinafter the "Buyer Contact").

          f) An enumeration of any items of expense authorized for reimbursement to Seller, as well as the basis for such reimbursement.

          g) The maximum total expenditure authorized, which is understood to mean (1) a dollar amount or time limit beyond which Seller may not invoice for Services under a specific Order, and (2) a dollar amount or time limit beyond which Seller is not required to expend effort or provide Services under a specific Order without prior written agreement to a revised amount. When this specification of a maximum total expenditure is not feasible, at the Buyer's option the hourly, daily or unit rate of Seller may be substituted.

          h) A statement defining the commencement and completion dates of work to be performed.

          i)   Invoicing instructions.

          j)   A unique identifying serial number assigned by Buyer's Contact.

          k) Signatures of representatives authorized by Buyer and Seller to execute the Order.

          l)   Special Considerations, if appropriate.

     4.04 Individual Orders may be terminated by Buyer upon fourteen (14) days written notice to Seller.

     4.05 Buyer, without prejudice to any right or remedy on account of any failure of Seller to perform its obligations under this Agreement. may at any time terminate the performance of the work under any Order, in whole or in part, by written notice to Seller specifying the extent to which the performance of the work is terminated and the date upon which such termination becomes effective. In the event of such termination, other than for the failure of Seller to perform its obligations under this Agreement, Seller shall be entitled to payment for Services rendered prior to the effective date of termination and for expenses properly reimbursable under this Agreement; provided, however, that payment of any such amounts by Buyer shall be subject to any provision for the limit of expenditures set forth in the Order. The payment of such amounts by Buyer shall be in full settlement of any and all claims of Seller of every description, including profit.

     4.06 If Seller fails to meet its service level commitments under this Agreement Seller must present a cure notice to Buyer within three (3) business days of breach. Said cure notice shall include action to be taken by Seller to cure the breach and corresponding timeline for cure to become effective. If either Party fails to cure a material default under this Agreement or applicable Order within thirty (30) days after written notice, then, in addition to all other rights and remedies, the Party not in default may Cancel this Agreement and/or the Order under which the default occurred. Notwithstanding the foregoing, if the material default is a breach of the Compliance with Laws Section of this Agreement, the Party not in default may, upon providing written notice, Cancel the Agreement immediately. Additional provisions for Cancellation of Orders hereunder are set forth in this Agreement.

     4.07 In the event of termination of this Agreement or any Order issued hereunder, affected Buyer property and work in Seller's possession shall be forwarded promptly to Buyer.

SECTION 4. SERVICES
-------------------

     4.01 "Services" as used herein shall mean Seller's inbound, outbound and third-party verification call center services as described in properly executed Orders. Any other contemplated Services must be ordered pursuant to a separate, properly executed Agreement between Buyer and Seller . Furthermore, tangible software and/or software products shall not be ordered pursuant to this Agreement, but by a separate, properly executed Agreement between Buyer and Seller.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                    Page 6 of 22


SECTION 5. TERMS OF PAYMENT
---------------------------

     5.01 Net 30 days after receipt of invoice.

     5.02 Buyer may withhold payment for non-conforming and/or non-complying Services.

SECTION 6. PAYMENT AND RECORDS
------------------------------

     6.01 Buyer shall pay Seller for Services under this Agreement in accordance with rates specified in Orders issued hereunder. Such rates, including any applicable discount schedules, shall not exceed those shown in an Order incorporated herein by this reference.

     6.02 Seller's employees' vacations and holidays shall be paid by Seller in accordance with Seller's policies. Seller shall schedule vacations for its employees so as not to interfere with or delay the Services to be provided for Buyer under the Order.

     6.03 Buyer may specify a limit on Services to be provided under an Order by designating a monetary amount and/or time limit. Seller shall not perform Services beyond the point where billing would exceed the specified limit without additional authorization in writing from Buyer. Seller agrees to notify the Buyer Contact when ninety percent (90%) of the limit specified in an Order is reached.

     6.04 When required, Buyer shall furnish Seller with information relative to Buyer's applicable standards and specifications, all of which is subject to the Section entitled "BUYER'S INFORMATION" and is to be returned to Buyer at the expiration, cancellation or termination of the Agreement or Order, as the case may be. All information furnished by Buyer to Seller, or obtained by Seller hereunder or in contemplation hereof, shall remain Buyer's property. Should Buyer desire to alter such standards or specifications with respect to any Order after such Order has been issued and accepted, Seller shall advise Buyer in the event adjustment of the payment rate or time schedule referred to in the original Order is necessitated by such alterations. In the event such adjustment is acceptable to Buyer, Buyer shall issue a new or revised Order.

     6.05 Supplier agrees to accept standard, commercial methods of payment and evidence of payment obligation including, but not limited to, credit card payments, procurement card payments, Buyer's purchase orders and electronic fund transfers in connection with the purchase of the Material and Services.

     6.06 Supplier agrees to implement Buyer's procurement card solution as a method of payment for Services rendered. This payment method will be implemented at a time of Buyer's choosing.

SECTION 7. INVOICING
--------------------

     7.01 Invoices shall reference the Order number and this Agreement number.

     7.02 Buyer may, in its sole discretion and without penalty, refuse payment on any disputed portion of an incorrect invoice. Buyer shall notify Seller of such refusal within thirty (30) days of receipt of an incorrect invoice. Buyer shall pay the portion of any invoice it deems correct without forfeiting its right not to pay incorrect portions of such invoice. Seller shall investigate and correct any disputed portions of an invoice within thirty (30) days after notification from Buyer.

     7.03 In the event a portion of an invoice is paid and subsequently disputed by Buyer, Seller shall investigate and resolve such dispute within thirty
     (30) days of notification from Buyer. Within forty-five (45) days following notification, any overpayment discovered shall be, at Buyer's option, refunded to Buyer or credited against amounts owed to Seller.

SECTION 8. REPRESENTATIVES
--------------------------

     8.01 Services performed under this Agreement are subject to contract administration activities by Buyer's Representatives. Such activities include, but are not limited to, monitoring Seller's performance, Agreement interpretation and amendment, maintenance of Agreement information in Buyer's database, inspecting and accepting work performed, verifying work completion, and validating charges rendered on Seller's invoices. All Services provided by Seller under this Agreement are subject to such activities. In

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                    Page 7 of 22


     addition to or in lieu of Buyer's Representative, contract administration activities may be performed by the individuals designated as Buyer's Delegate, or others as may be designated by Buyer in writing.

     8.02 Buyer's Representatives shall be the Contract Manager and the Buyer Contact listed in each individual Order.

SECTION 9. REPORTS
------------------

     9.01 Seller shall render quarterly reports on or before the fifteenth calendar day of the mouths of January, April, July and October containing the information detailed below. Completed reports shall be sent to the Buyer's address specified in the Section entitled "NOTICES." The following information shall be provided for each preceding quarter:

          (1) Year-To-Date total dollars invoiced

SECTION 10. RECORDS AND AUDITS
------------------------------

     10.01 Seller shall maintain complete and accurate records of all amounts billable to and payments made by Buyer under each Order in accordance with generally accepted accounting practices. Seller shall retain such records for a period of three (3) years from the date of final payment for Services covered by each Order.

     10.02 Buyer and its authorized agents and representatives shall have the right to audit such records of Seller during the respective periods in which Seller is required to maintain such records, including, without limitation, the right of access to such records on Seller's premises, rights to inspect and photocopy same, and the right to retain copies of such records outside of Seller's premises with appropriate safeguards, if such retention is deemed necessary by Buyer in its sole discretion. The correctness of Seller's billing shall be determined from the result of such audits. Buyer shall also have such above-described auditing rights with respect to Seller's agents, contractors, or subcontractors.

     10.03 Seller will provide Buyer quarterly and annual financial statements consistent with GAAP upon request.

SECTION 11. BUYER'S INFORMATION
-------------------------------

     11.01 Scope of Buyer's Information. Seller acknowledges that Seller may acquire information and material that is the Buyer's confidential, proprietary or trade secret information. As used herein, "Buyer's Information" includes, but is not limited to, all such information and documents disclosed by or on behalf of the Buyer, whether written or oral, in the course of this Agreement or in contemplation hereof including, without limitation, all Specifications, drawings, sketches, schematics, models, samples, tools, algorithms, technical or business information, research and development, production and engineering processes, costs, profit and margin information, Buyer lists and marketing, production and future business plans. Buyer's Information also includes Work Product as defined herein.

     11.02 Use of Buyer's Information. Seller agrees to take all steps reasonably necessary to hold in trust and confidence the Buyer's Information. Seller hereby agrees to hold Buyer's Information in strict confidence and not to disclose it to third parties or to use it, in any way, other than as permitted under this Agreement. Seller will limit the disclosure of the Buyer's Information to employees with a need to know who:
     (i) have been advised of the proprietary nature thereof; and (ii) have in writing either acknowledged a specific obligation to maintain the confidentiality of Buyer's Information or agreed to protect and keep confidential all proprietary information to which they have access in the scope of their employment. Seller's obligations set forth herein shall remain in effect during the term of this Agreement and for two (2) years thereafter, but such obligation of confidentiality will not expire for Buyer's information considered or deemed to be a trade secret under applicable law.

     11.03 Exceptions. Notwithstanding the other provisions of this Agreement, nothing received by Seller from Buyer will be considered to be Buyer's Information if : (i) it has been made publicly available other than by a breach of this Agreement; (ii) it has been rightfully and lawfully received by Seller from a third

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                    Page 8 of 22


     party without breach of confidentiality limitations; (iii) it has been independently developed by Seller personnel having no access to Buyer's Information; (iv) it was known by Seller prior to its first receipt from Buyer; (v) it is hereafter disclosed by Buyer without restriction on further disclosure; or (vi) it is disclosed pursuant to a court order, subpoena or by operation of law, provided Seller has given Buyer prior advance written notice in order that Buyer may attempt to obtain a protective order limiting disclosure and use of the information disclosed.

     11.04 Seller hereby agrees that every individual person including but not limited to employees, consultants, subcontractors, agents, representatives and other third parties who perform under this Agreement shall execute the appropriate documents to undertake obligations of confidentiality consistent with the terms set forth herein. Seller hereby agrees to provide evidence of such duly executed documents to Buyer upon request.

SECTION 12. PRIVACY OF CUSTOMER INFORMATION
-------------------------------------------

     12.01 Seller hereby acknowledges that information regarding Buyer's customers, such as their account information, (including by way of example, name, address, telephone number, credit card information or social security number) ("Customer Information") is subject to certain privacy laws and regulations, as well as the requirements of Buyer. Such Customer Information is be considered private, sensitive and confidential. Accordingly, with respect to Customer Information, Seller agrees to:

          a) Not use any Customer Information or "customer proprietary network information" for any purpose except as expressly authorized by Buyer in writing;

          b) Make no disclosure of Customer Information to any party other than Buyer except as expressly authorized by Buyer in writing;

          c) Not incorporate any Customer Information into any database other than in a database maintained exclusively for the storage of Buyer's Customer Information;

          d) Not incorporate any data from any of Seller's other customers, including other Affiliates of Buyer, into the aforesaid Customer database;

          e) Make no sale, license or lease of Customer Information to any other party;

          f) Restrict access to Customer Information to only those employees of Seller with a need to know and to use only for the purposes set forth in this Agreement.

SECTION 13. SELLER'S INFORMATION
--------------------------------

     13.01 No information including without limitation specifications, drawings, sketches, schematics, models, samples, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise (col1ectively called "Seller's Information"), provided by Seller to Buyer under this Agreement, or in contemplation of this Agreement, shall be considered by Seller to be confidential or proprietary.

SECTION 14. OWNERSHIP OF WORK PRODUCT
-------------------------------------

     14.01 *** hereby agrees that *** shall own ***, *** and ***, including but not limited to ***, and *** in *** and *** or ***, whether *** or ***, which ***, or are *** or *** to *** by *** or *** or *** of its *** or ***
     (collectively "***") under this Agreement ("Work Product").

     14.02 *** hereby agrees that the Work Product is being developed as a "work made for hire", provided the Work Product qualifies as such in accordance with the United States laws. If, for any reason, *** is ever held or deemed to be the owner of any intellectual property rights set forth herein in the Work

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                          Agreement No. TH120103
                                                                    Page 9 of 22


     Product, then *** hereby irrevocably assigns to *** all such right, title and interest and agrees to execute all documents necessary to implement and confirm the letter and intent of this section.

     14.03 The Work Product is deemed to be *** Information hereunder and, except as permitted herein, shall not be used or disclosed by *** without *** express written approval.

     14.04 To the extent necessary for *** to exercise its right, title and interest in the Work Product, if the Work Product contains materials *** or others previously or independently developed, patented or copyrighted and not developed hereunder, *** hereby grants *** an irrevocable, perpetual, world-wide, royalty-free license to use, copy, modify, distribute, publicly display, publicly perform, import, manufacture, have made, sell, offer to sell, exploit and sublicense such materials to the extent necessary for *** to exercise its right, title and interest in the Work Product.

     14.05 *** hereby agrees to acquire from every individual person, including but not limited to its Associates and other third parties who perform under this Agreement such assignments, rights and covenants as to assure that *** shall receive and have the ability to maintain all right, title and interest in the Work Product. *** hereby agrees to provide evidence of such duly executed documents to *** upon request.

SECTION 15. PATENT AND OTHER PROPRIETARY RIGHTS INFRINGEMENT
------------------------------------------------------------

     15.01 Seller shall indemnify, defend and hold Buyer harmless, at Seller's expense, against any claim, suit or proceeding resulting from, relating to or arising out of a claim that any use of the Work Product and/or Services constitutes an infringement or contributory infringement of a patent, copyright, trademark or other proprietary right or a misappropriation of a trade secret of a third party. Seller's obligation to indemnify shall include, without limitation, an obligation to pay any costs including, but limited to, reasonable attorneys' fees, expert witness fees, expenses, damages awarded to third parties and costs incurred by Buyer. Seller may settle, at Seller's sole expense, any claim, suit or other action for which Seller is responsible under this section provided that such settlement shall not limit, unduly interfere with or otherwise adversely affect the rights herein granted to Buyer or Seller's obligations under this Agreement or impose any additional liability on Buyer. Buyer reserves the right to employ counsel at its own expense and participate in the defense and/or settlement of any claim.

     15.02 Buyer shall notify Seller of any claim of infringement of which it becomes aware and for which it believes Seller is responsible under this section. Buyer shall provide Seller with reasonable assistance in the defense of any such claim. Within thirty (30) days from receipt of notice from Buyer of an alleged infringement claim, Seller shall acknowledge receipt of such notice to Buyer in writing and provide Buyer its position with respect to the allegations.

     15.03 Upon notice of an alleged infringement and if in Seller's opinion, such a valid claim is likely, or alternatively, if Buyer's rights hereunder are restricted by Seller or a valid court order, then Seller shall at its option and sole expense: (i) procure the right to continue using the alleged infringing material; (ii) replace the material with non-infringing material which is equivalent in features, functionality and quality; or
     (iii) modify the material to make it non-infringing while retaining all original features, functionality and quality.

SECTION 16. TAX
---------------

     16.01 Seller shall add to the invoice an amount equal to any applicable local, state or federal taxes, however designated, that may be validly levied or based upon this Agreement or upon the Services furnished hereunder, excluding the following taxes:

          a)   Ad valorem personal property taxes;

          b) State and local privilege and excise taxes based on gross revenue;

          c)   Taxes based on or measured by Seller's net income; and

          d) Any taxes or amounts in lieu thereof paid or payable by Seller in respect of the foregoing excluded items.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                          Agreement No. TH120103
                                                                   Page 10 of 22


     16.02 Seller shall bill applicable taxes as separate items on Seller's invoices and shall not include them in the purchase price. Buyer may have Seller contest with the imposing jurisdiction, at Buyer's expense, any such taxes that Buyer deems are improperly levied.

     16.03 Seller must collect all appropriate state and local sales and use taxes from Buyer on all sales of a taxable tangible personal property and taxable services and timely remit all applicable taxes to the appropriate taxing authorities.

     16.04 Buyer shall not pay or otherwise be liable or responsible for any penalty, additional tax, costs or interest assessed or levied by any taxing authority resulting from Seller's failure to file any return, form, or information statement such taxing authority requires. Seller hereby indemnifies, defends and holds Buyer harmless against any such penalty, additional tax, costs or interest.

SECTION 17. ASSIGNMENT BY SELLER
--------------------------------

     17.01 Seller must have Buyer's written consent before Seller assigns or otherwise delegates any work it is to perform under this Agreement, in whole or in part, or assigns any of its rights, interests or obligations hereunder. Seller shall deliver to Buyer written notice of Seller's intent to assign at least thirty (30) days before assignment. Any assignment to which Buyer has not consented shall be void, except where Seller assigns its rights to receive monies pursuant to this Agreement. In such case, Seller only needs to notify Buyer in writing. However, Seller cannot assign monies due if Seller tries to transfer to the assignee any of Seller's other rights or obligations hereunder. Seller shall not make an assignment that prevents Buyer from dealing solely and directly with Seller on all matters pertaining to this Agreement. Such matters include amending this Agreement and/or settling amounts due either party by the other hereunder.

     17.02 Seller agrees not to subcontract the services to be performed, in whole or in part, without written request to and the prior written consent of Buyer's Contract Manager designated in the Section entitled "NOTICES." Seller shall remain primarily liable to Buyer for the performance of all subcontracted services provided pursuant to this Agreement.

SECTION 18. ASSIGNMENT BY BUYER
-------------------------------

     18.01 Buyer may assign this Agreement and its rights and may delegate its duties under this Agreement either in whole or in part, at any time and without Seller's consent, to any present or future Affiliated Company or successor company of Buyer. Buyer shall give Seller written notice of such assignment or delegation. The assignment shall not affect or diminish any rights or duties that Seller or Buyer may then or thereafter have as to Services ordered by Buyer before the effective date of the assignment. Written notice to the Seller releases and discharges Buyer, to the extent of the assignment, from all further duties under this Agreement, except with respect to Services that Buyer ordered before the effective date of the assignment.

SECTION 19. LICENSES
--------------------

     19.01 Except as otherwise provided in this Agreement, Buyer grants no licenses, express or implied, to Seller under any patents, copyrights, trademarks, trade secrets or any other intellectual property.

SECTION 20. SELLER OVERDEPENDENCE
---------------------------------

     20.01 Buyer has no way to know Seller's dependence on revenues from sales to Buyer in proportion to Seller's revenues from other customers. To protect Buyer from a situation in which Seller is too dependent upon Buyer for said sales, Seller agrees to release and hold Buyer harmless from any and all claims and liabilities relating to Seller's financial stability that may result from Buyer's termination of this Agreement for any reason whatsoever.

SECTION 21. WARRANTY FOR SERVICES
---------------------------------

     21.01 Seller warrants to Buyer that the Services provided under this Agreement shall be performed in a fully workmanlike manner to Buyer's satisfaction and in accordance with the specifications set forth in

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 11 of 22


     each Order. The Buyer Contact designated in any Order shall in his/her sole discretion determine the quality and acceptability of the Services performed pursuant to this Agreement.

SECTION 22. NON-EXCLUSIVE RIGHTS
--------------------------------

     22.01 It is expressly understood and agreed that this Agreement does not grant Seller an exclusive privilege to sell to Buyer any or all Services of the type described in the Section entitled "Services" which Buyer may require. Buyer reserves the right to contract with other suppliers for the procurement of comparable services. In addition, Buyer shall determine, at Buyer's sole discretion, the extent to which Buyer will market, advertise, promote, support, or otherwise assist in further offerings of the Services.

SECTION 23. PUBLICITY
---------------------

     23.01 Seller agrees to submit to Buyer all advertising, sales promotions, press releases, and other publicity matters relating to this Agreement or mentioning or implying the trade names, logos, trademarks or service marks (collectively called "Marks") of Buyer and/or any of its Affiliated companies or language from or by which the connection of said Marks therewith may be inferred or implied, or mentioning or implying the names of any personnel of Buyer and/or any of its Affiliated companies. Seller further agrees not to publish or use such advertising, sales promotions, press releases, or publicity matters without Buyer's prior written consent.

SECTION 24. PERFORMANCE OF WORK
-------------------------------

     24.01 All work performed by Seller under any Order may be monitored through the use of status reports. Contents of such status reports, their frequency and the Seller's employees required to submit such status reports shall be specified in the Order.

     24.02 Seller reserves the right to make *** upon reasonable notice to the *** at logical breakpoints of the work. In the event of any ***, *** shall not be *** for the time required to *** the ***. The amount of ***, if any, shall be *** and *** to by the *** Contact and the *** Contact.

     24.03 When in the Seller's opinion it has completed the Services described in an Order, Seller shall provide written notification of such fact to Buyer. Buyer shall have an acceptance period of thirty (30) days, unless otherwise specified in the Order, from the date of Seller's notice in which to perform reviews to determine if the Services have been completed in accordance with specifications. On or prior to the expiration of such acceptance period Buyer shall have the right to give written notice of unsatisfactory performance and rejection of same.

     24.04 Seller shall *** the *** to *** any *** found by *** during the ***. *** found to be of ***'s *** shall be *** by *** at its ***. Such *** shall *** and be *** as *** as is reasonably possible.

     24.05 If the *** are found to be not of ***'s ***, *** shall *** for the *** and *** of (1) its ***, and (2) such *** performs, if requested by ***. The period from the time *** is *** to make *** and *** until *** those *** shall not be *** as *** of the ***. If *** are ***, upon *** of ***'s *** that the *** have been ***, the *** shall *** subject to the *** as specified above. However, in no event shall the *** of an *** of *** be less than ***.

     24.06 If such unsatisfactory Services are material and have not been corrected within a reasonable time, Buyer may, in addition to all other rights and remedies provided by law or this Agreement, Cancel this Agreement and/or any affected Order.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                          Agreement No. TH120103
                                                                   Page 12 of 22


SECTION 25. INDEPENDENT CONTRACTOR
----------------------------------

     25.01 Seller shall perform all work in connection with the Services described in the Agreement as an independent contractor and not as the agent or employee of Buyer. All persons furnished by Seller shall be for all purposes solely the Seller's employees or agents and shall not be deemed to be employees of Buyer for any purpose whatsoever. Seller shall furnish, employ, and have exclusive control of all persons to be engaged in performing Services under this Agreement and shall prescribe and control the means and methods of performing such Services by providing adequate and proper supervision. Seller shall be solely responsible for compliance with all rules, laws, and regulations relating to employment of labor, hours of labor, working conditions, payment of wages, and payment of taxes, such as employment, Social Security, and other payroll taxes, including withholding and timely remitting applicable contributions from such persons when required by law.

SECTION 26. SECURITY
--------------------

     26.01 Buyer may conduct, for security reasons, a background investigation on the Seller and its principal parties or personnel. Seller shall cooperate with Buyer in this endeavor and shall provide any necessary information. Buyer is under no obligation to provide a copy of the background investigation to Seller. Seller waives any and all rights it may have in any information it provides to Buyer.

     26.02 Seller shall conduct, at its expense, background investigations on Seller's personnel prior to supplying such personnel to Buyer. Seller's personnel shall include Seller's employees, agents and/or subcontractors. At Buyer's request, Seller shall provide copies of the background investigations to Buyer.

     26.03 Seller shall not assign to Buyer's project(s) any personnel convicted of a misdemeanor relating to computer security, theft, violence, or fraud or any personnel with a record of felony conviction of any kind.

     26.04 In fulfilling the obligations under this Section, Seller shall comply with all laws, rules, and regulations about making investigative reports and the disclosure of the information contained therein. Seller shall indemnify, defend, and hold Buyer harmless against any wrongful disclosure by Seller, its employees, and/or agents of said reports and the information contained therein.

     26.05 At Buyer's request, Seller shall promptly remove from Buyer's premises any employee of Seller to whom Buyer does not wish to grant access to its premises, or who, in Buyer's opinion, has been unacceptable, negligent, dishonest, or otherwise unsatisfactory in performing his/her duties hereunder. Such a request for removal from Buyer's premises shall in no way be interpreted as a request by Buyer for Seller to discipline the employee in any way.

SECTION 27. MBE/WBE/DVBE PARTICIPATION
--------------------------------------

     27.01 Seller will strive to achieve the participation of MBE/WBE and DVBE firms (as defined in the Paragraph entitled "MBE/WBE/DVBE Cancellation Clause") as follows: 10% annual MBE participation; 10% annual WBE participation; and 2% annual DVBE participation. These goals apply to all annual expenditures by any entity pursuant to this Agreement with Seller. Seller MBE/WBE/DVBE participation may be achieved through cost of goods content, contract specific subcontracting or the use of value-added resellers. The participation levels identified above will be renegotiated to comply with any regulatory requirements imposed on Buyer.

     27.02 Seller will submit a Participation Plan annually by the first week in January. Seller will submit MBE/WBE/DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Appendix 1. Participation Plans and Results Reports will be submitted to the Prime Seller Results Manager.

     27.03 MBE/WBE/DVBE Cancellation Clause. Seller agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of Seller or any subcontractor utilized by Seller; or Seller's failure to cornply in good faith with any MBE/WBE/DVBE utilization goals established by Seller; or Seller's failure to cooperate in any investigation conducted by Buyer, or by Buyer's agent, to determine Seller's compliance with this section, will constitute a material breach of this

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 13 of 22


     Agreement. In the event of any such, breach, Buyer may, at its option, cancel ("Cancel") this Agreement upon thirty (30) days notice. Seller acknowledges and agrees that Buyer's right to Cancel is absolute and unconditional, and Buyer shall not be subject to liability, nor shall Seller have any right to suit for damages as a result of such cancellation.

     27.04 For purchases under this Agreement by any entity operating principally in California (collectively "California Affiliates"), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of paragraph d below and are certified as MBEs/WBEs by the California Public Utilities Commission Clearinghouse ("CPUC-certified"). For purchases under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses which satisfy the requirements of paragraph d below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by Buyer.

     27.05 MBEs/WBEs must be at least 51% owned by a minority individual or group or by one or more women (for publicly-held businesses, at least 51% of the stock must be owned by one or more of those individuals), and the MBEs/WBEs' management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the 51% rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively invoked in the day-to-day management of the business and not merely acting as officers or directors.

     27.06 For purchases under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of paragraph g below and are certified as DVBEs by the California State Office of Small and Minority Business (OSMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of paragraph g below.

     27.07 For purchases under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of paragraph g below and is either a defined DVBE for purchases by California Affiliates, or is certified as a DVBE by a certifying agency recognized by Buyer.

     27.08 The DVBE must be (1) a non publicly-owned enterprise at least 51% owned by one or more disabled veterans; or (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture's management and control and earnings are held by one or more disabled veterans. In each case, the management and control of the daily business operations must be by one or mote disabled veterans. A disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability. "Management and control" in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

     27.09 Foreign-owned firms operating in the United States do not qualify as MBE/WBE/DVBE merely by virtue of being foreign-owned. They must meet all other definitions listed above to satisfy these requirements.

SECTION 28. CONFLICT OF INTEREST
--------------------------------

     28.01 Seller represents and warrants that no officer, director, employee, or agent of Buyer has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 14 of 22


     compensation or consideration, by or from Seller or any of Seller's officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

SECTION 29. CHOICE OF LAW/VENUE
-------------------------------

     29.01 The laws of the State of Georgia, without regard to its choice of law provisions, shall govern the validity, construction, interpretation, and performance of this Agreement. Each party irrevocably agrees that any legal action, suit or proceeding brought by it arising out of this Agreement must be brought solely and exclusively in the appropriate state or federal court in Fulton County, Georgia, and each party irrevocably consents to the jurisdiction of such court.

SECTION 30. FACILITY RULES AND GOVERNMENT CLEARANCE
---------------------------------------------------

     30.01 Each party's employees and representatives shall comply with all internal rules and regulations while they are on the other's premises. If required by Government regulations, such compliance shall include submission of a satisfactory clearance from the U.S. Department of Defense and other concerned federal authorities.

SECTION 31. RIGHT OF ACCESS
---------------------------

     31.01 Both Seller and Buyer shall reasonable access to the other's facilities in connection with work hereunder. No charge shall be made for such visits. It is agreed that prior notification will be given when access is required. Seller agrees to remove any of its employees at Buyer's request.

SECTION 32. DEFAULT
-------------------

     32.01 If Seller breaches or defaults on any of the terms, conditions, or covenants of this Agreement or any Order, Buyer shall give Seller written notice of such breach or default. If such breach or default continues for ten (10) days after Buyer gives Seller written notice, then in addition to all other rights and remedies of law or equity or otherwise, Buyer may cancel this Agreement or any such Order without any charge, obligation, or liability whatsoever, except for payment of Services already received and accepted.

SECTION 33. COMPLIANCE WITH LAWS
--------------------------------

     33.01 Seller shall comply with all applicable federal, state, county and local laws, orders, rules, ordinances, regulations and codes including, but not limited to, Seller's obligations as an employer regarding the health, safety and payment of its employees. Seller further agrees to comply with all applicable Executive and Federal regulations as set forth in "Executive Orders and Federal Regulations," a copy of which is attached as Appendix 2 and by this reference made a part of this Agreement. Seller's compliance shall also include identifying and procuring the required permits, certificates, approvals, and inspections in Seller's performance under this Agreement. Notwithstanding whether a specification is furnished under this Agreement, Seller shall comply with all applicable laws regarding the furnishing of Services. Seller shall indemnify, defend and hold Buyer harmless against any claim, loss, liability, cost or damage sustained because of Seller's noncompliance.

SECTION 34. RELEASES VOID
-------------------------

     34.01 Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to such party's premises. Neither party shall require any representative of the other party to sign a personal "nondisclosure agreement." Neither Seller nor Buyer shall plead any such releases or waivers in any action or proceeding.

SECTION 35. AMENDMENTS AND WAIVERS
----------------------------------

     35.01 This Agreement and any Orders placed hereunder may be amended or modified only by a written document signed by the authorized representative of the Party against whom enforcement is sought; provided that Buyer may, at any time, make changes to the scope of Work, and Seller shall not unreasonably withhold or condition its consent. An equitable adjustment shall be made if such change substantially affects the time of performance or the cost of the Work to be performed under this Agreement.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 15 of 22


     Such cost adjustment shall be made on the basis of the actual cost of the Work, unless otherwise agreed in writing. No waiver or failure to exercise any option, right or privilege under the terms of this Agreement on any occasion or occasions shall be construed to be a waiver of the same or any other option, right, or privilege on any other occasion.

SECTION 36. SEVERABILITY
------------------------

     36.01 If any of the provisions of this Agreement shall be invalid or unenforceable under the laws of the jurisdiction applicable to the entire Agreement, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Seller and Buyer shall be construed and enforced accordingly.

SECTION 37. CONTINGENCY
-----------------------

     37.01 Neither Seller nor Buyer shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, or other similar causes beyond Seller's or Buyer's control (each hereinafter a "Condition"). If any such Condition occurs, the party delayed or unable to perform shall give immediate notice to the other party, and the party affected by the other's delay or inability to perform may elect to: (1) terminate this Agreement or part thereof as to Services not already received; (2) suspend this Agreement for the duration of the Condition, buy or sell elsewhere services comparable to those to be obtained under this Agreement, and deduct from any Seller commitment the quantity bought or for which commitments with other suppliers have been made; or (3) resume performance of this Agreement once the Condition ceases with an option in the affected party to extend the period of this Agreement up to the length of time the Condition endured. Unless written notice is given within thirty
     (30) days after the affected party is notified of the Condition, option "(2)" shall be deemed selected.

SECTION 38. INSURANCE
---------------------

     38.01 With respect or performance hereunder, and in addition to Seller's obligation to indemnify, Seller agrees to maintain, at all times during the term of this Agreement, the following minimum insurance coverages and limits and any additional insurance and/or bonds required by law:

          a) Workers' Compensation insurance with benefits afforded under the Laws of the state in which the Services are to be performed and Employers Liability insurance with minimum limits of $100,000 for Bodily Injury-each accident, $500,000 for Bodily Injury by disease-policy limits and $100,000 for Bodily Injury by disease-each employee.

          b)   Commercial General Liability insurance with minimum limits of:
               $2,000,000 General Aggregate limit; $1,000,000 each occurrence sub-limit for all bodily injury or property damage incurred in any one occurrence; $1,000,000 each occurrence sub-limit for Personal Injury and Advertising; $2,000,000 Products/Completed Operations Aggregate limit, with a $1,000,000 each occurrence sub-limit for Products/Completed Operations. Fire Legal Liability sub-limits of $300,000 are required for lease agreements. Buyer and its Affiliated companies will be listed as an Additional Insured on the Commercial General Liability policy.

          c) If use of a motor vehicle is required, Automobile Liability insurance with minimum limits of $1,000,000 combined single limits per occurrence for bodily injury and property damage, which coverage shall extend to all owned, hired and non-owned vehicles.

     38.02 Buyer requires that companies affording insurance coverage have a rating of B+ or better and a Financial Size Category rating of VII or better rating, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 16 of 22


     38.03 A certificate of insurance stating the types of insurance and policy limits provided the Seller must be received prior to commencement of any Work. If a certificate is not received, Seller hereby authorizes Buyer, and Buyer may, but is not required to, obtain insurance on behalf of Seller as specified herein. Buyer will either invoice Seller for the costs incurred to so acquire insurance or will reduce by an applicable amount any amount owed to Seller.

     38.04 The cancellation clause on the certificate of insurance will be amended to read as follows:

          "THE ISSUING COMPANY WILL MAIL THIRTY (30) DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER PRIOR TO CANCELLATION OR A MATERIAL CHANGE TO POLICY DESCRIBED ABOVE."

     38.05 The Seller shall also require all subcontractors performing Work on the project or who may enter upon the work site to maintain the same insurance requirements listed above.

SECTION 39. INDEMNITY
---------------------

     39.01 Seller agrees to indemnify, defend, and hold Buyer harmless from any and all iabilities, causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys' fees on account thereof) that may be made by:

          a) Anyone for injuries of any kind, including but not limited to personal injury, death, property damage and theft, arising in whole or in party out of or resulting in whole or in part from Seller's or its agents' or subcontractors' negligent or willful acts or omissions or those of persons furnished by Seller, its agents or its subcontractors or resulting from use of Material, Software, Documentation and/or Services furnished hereunder or resulting from Seller's or its agents' or subcontractors' failure to perform its or their obligations hereunder;

          b) Any of either Seller's, its agents' or its subcontractors' employees or former employees for which the Seller's, its agents' or its subcontractors' liability to such employee or former employee would otherwise be subject to payments under the state Workers' Compensation laws or an Employer's Liability policy, premises liability principles or any other law or form of legal duty or obligation; and

          c) Either Seller's, its agents' or its subcontractors' employees or former employees, including applicants at Buyer's job site, for any and all claims arising out of the employment relationship with respect to performing under this Agreement. This includes, but is not limited to, employment discrimination charges and actions arising under Title VII of The Civil Rights Act of 1964, as amended; The Equal Pay Act; The Age Discrimination Act, as amended; The Rehabilitation Act; The Americans with Disabilities Act; The Fair Labor Standards Act; The National Labor Relations Act; and any other applicable law.

     39.02 Seller, at its own expense, agrees to defend Buyer, at Buyer's request, against any such liability, cause of action, lawsuit, penalty, claim, or demand, administrative proceeding or lawsuit, including any in which Buyer is named as an "employer" or "joint employer" with Seller. Buyer shall notify Seller promptly of any written claims or demands against Buyer for which Seller is responsible hereunder. The foregoing indemnity shall be in addition to any other indemnity obligations of Seller set forth in this Agreement.

     39.03 Notwithstanding the foregoing, Seller shall have no obligation to indemnify, defend, and hold Buyer harmless from and against any liability, cause of action, lawsuit, penalty, claim, or demand, administrative proceeding or lawsuit resulting solely from the negligence or willful conduct of Buyer, and Buyer shall indemnify Seller in such cases.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 17 of 22


SECTION 40. SURVIVAL OF OBLIGATIONS
-----------------------------------

     40.01 Buyer's and Seller's respective obligations hereunder which by their nature would continue beyond the termination, cancellation or expiration of this Agreement or any Order shall survive. This includes, by way of example but not limitation, the obligations provided in the sections entitled "BUYER'S INFORMATION"; "PRIVACY OF CUSTOMER INFORMATION"; "OWNERSHIP OF WORK PRODUCT; "INDEMNITY"; "LICENSES"; "PATENT AND OTHER PROPRIETARY RIGHTS INFRINGEMENT"; "PUBLICITY"; and "WARRANTY FOR SERVICES."

SECTION 41. ***
---------------

     41.01 Upon cancellation, Termination or expiration of this Agreement, Seller shall provide *** which *** be *** by Buyer ("***") to allow Buyer and the *** of the Services to *** to the Buyer, including but not limited to *** all *** for *** a or *** to *** the ***. Such *** will be *** at *** to ***. Seller shall provide Buyer with an itemized estimate of *** required to support Buyer's *** at least *** prior to the date of Cancellation, Termination or expiration or as otherwise agreed by the parties.

SECTION 42. NOTICES
-------------------

     42.01 Except as otherwise provided herein, any notices or demands which are required by law or under the terms of this Agreement shall be given or made by Seller or Buyer in writing and shall be given by hand delivery, telegram or similar communications, or by certified or registered mail, and addressed to the respective parties set forth below. Such notices shall be deemed to have been given in the case of telegrams or similar communications when sent, and in the case of certified or registered mail when deposited in the United States mail with postage prepaid.

     To Buyer:  Cingular Wireless LLC

                5565 Glenridge Connector

                Atlanta, Georgia 30342

                Attn.: Teresa Hester, Contract Manager

     Copy To:   Cingular Wireless LLC

                5565 Glenridge Connector

                Atlanta, Georgia 30342

                Attn.: Chief Counsel-SCM, Fl. 17

     To Seller: Phase 2 Solutions, Inc.

                8901 E. Raintree Dr., Suite 100

                Scottsdale, AZ 85260

                Attn.: Vic Sese, Director of Business
                Development

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                          Agreement No. TH120103
                                                                   Page 18 of 22


     42.02 The above addresses may be changed at any time by giving thirty (30) days prior written notice as above provided.

SECTION 43. SECURITY REQUIREMENTS FOR SYSTEM OR NETWORK ACCESS BY CONTRACTORS
-----------------------------------------------------------------------------

     43.01 Contractors and their personnel who qualify as Users hereunder must comply with these security requirements ("Requirements") prior to being allowed access to Buyer's computers, computer peripherals, computer communications networks, computer systems/applications/software, network elements and their support systems, and the information stored, transmitted, or processed using these resources ("Information Resources.") "Contractor" means a person or business entity with a written agreement ("Agreement") to perform services for Buyer. "User" means any individual performing services under the Agreement, whether as an employee, approved subcontractor, or agent of Contractor. "Buyer Sponsor" means the Buyer management employee responsible for the oversight of the services provided by Contractor.

     43.02 Compliance with Policies, Laws and Agreement. Contractor agrees that
           --------------------------------------------
     compliance with Buyer's forthcoming Corporate Information Security Policies is of the utmost importance and will negotiate in good faith to be in compliance with those policies enacted or revised by Buyer from time to time. Contractor and User must protect Buyer Information Resources and Buyer proprietary or confidential data or information in accordance with the terms and conditions of the Agreement (including any separate confidentiality agreements), and must comply with all applicable international, federal, state, and local laws and regulations related to use of Information Resources and protection of Buyer's data or information. Contractor is responsible for ensuring that all Users comply with these Requirements.

     43.03 Contractor General Responsibilities
           -----------------------------------

          a) Contractor shall ensure that all Users are covered by a legally binding obligation that protects Buyer's proprietary and confidential information.

          b) Contractor shall submit to the Buyer Sponsor a form (attached as Appendix 3) for each User to verify that User is bound by such confidentiality obligations to Contractor and has been briefed on these Requirements.

          c) Contractor shall perform a criminal background check on each User prior to allowing the User to access an Information Resource, and shall not allow such access if the User has been convicted of or is currently awaiting trial for a felony offense or a misdemeanor related to computer security, theft, fraud or violence.

          d) Notwithstanding any agreement to the contrary, Contractor shall not subcontract any part of the work under the Agreement whereby the subcontractor will have access to Buyer's Information Resources without written approval of Buyer.

     43.04 Audits. Upon at least one week's notice from Buyer, and subject to
           ------
     reasonable security requirements of Contractor, Contractor shall provide Buyer's designated representatives, if under a commercially reasonable nondisclosure agreement with both Buyer and Contractor, with access to and any assistance that it may require with respect to the Contractor's facilities, systems and software for the purpose of performing commercially reasonable tests and audits to determine compliance with these Requirements, including intellectual property audits if applicable, data privacy and security audits, and audits or inspections of the services and related operational processes and procedures, and access to any SAS-70 audits performed during the term of the Agreement. If Contractor is advised that it is not in compliance with any aspect of these Requirements, Contractor shall promptly take actions to comply with the audit findings. If Contractor is substantially in nonconformance with the foregoing, in addition to any remedies that Buyer may have, Contractor shall bear the reasonable cost of a re-audit after Contractor indicates to Sponsor that the audit findings have been remedied. Buyer may audit or inspect any computer hardware or software used by Users in the performance of work for Buyer, and may periodically review or monitor any use of Information Resources by User. Any User using Buyer Information Resources in an

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 19 of 22


     inappropriate manner may be subject to removal from the Buyer account, and to any other legal remedies Buyer may have.

     43.05 Privacy of Customer Information. Contractor and User acknowledge that
           -------------------------------
     information regarding Buyer's customers, such as their account information, (including by way of example, name, address, telephone number, credit card information or social security number) ("Customer Information") are subject to certain privacy laws and regulations, as well as the requirements of Buyer. Such Customer Information is to be considered private, sensitive and confidential. Accordingly, with respect to Customer Information, Contractor and User agree to:

          a) not use any Customer Information or "customer proprietary network information" for any purpose except as expressly authorized by Buyer in writing.

          b) make no disclosure of Customer Information to any party other than Buyer except as expressly authorized by Buyer in writing;

          c) not incorporate any Customer Information into any database other than in a database maintained exclusively for the storage of Buyer's Customer Information;

          d) not incorporate any data from any of Contractor's other customers, including other Affiliates of Buyer, into the aforesaid Customer database;

          e) make no sale, license or lease of Customer Information to any other party;

          f) restrict access to Customer Information to only those employees of Contractor with a need to know and to use only for the purposes set forth in this Agreement.

     43.06 Encryption. Neither Contractor nor User shall transmit Buyer's
           ----------
     information across a public network or outside or Buyer's data centers without Buyer's permission, and then only pursuant to Buyer's encryption standards.

     43.07 Viruses. Contractor and User will use best efforts to ensure that no
           -------
     viruses, worms or other forms of destructive code are introduced into the Information Resources.

     43.08 Social Engineering. Users shall be aware that "social engineers" may
           ------------------
     impersonate others to obtain information in a fraudulent manner. Users shall provide information only to persons known or verified to have a need to know such information for a Buyer-approved purpose. If a caller does not appear to be legitimate, User should report the incident to the Buyer Sponsor or Buyer Security.

     43.09 User ID's and Passwords. User ID's and passwords must be kept private
           -----------------------
     and not shared with others. Contractor shall notify Buyer immediately of the termination or redeployment of a User which may no longer require access to Buyer applications or systems in order to deactivate and/for remove access for that User.

     43.10 Access Control. Contractor and Users shall not conduct any
           --------------
     unauthorized pinging or exploring of Information Resources, nor make any attempt at hacking or gaining unauthorized access to Information Resources. This includes any form of system penetration such as probing, sniffing, browsing, or looping. Neither Contractor nor User shall connect any device to Buyer's Information Resource without permission. Users shall not leave system access devices signed on when they are unattended. Users shall only access the actual Buyer Information Resources necessary to accomplish work under the Agreement. Contractor and User must have express permission for remote access to Information Resources and remote access shall be in accordance with Buyer's policy. Any access device, such as a SecurID card, shall be returned to Buyer when Contactor or User has ended its work.

     43.11 Return or Destruction of Data. At the termination or expiration of
           -----------------------------
     the Agreement or when there is no longer a business need or data retention requirement, or at the request of Buyer, Contractor and User will either return or purge and destroy at Buyer's direction, all Buyer data, including Customer Information

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 20 of 22


     from Contractor's and User's own information resources, according to Buyer standards, and will notify Buyer when this has been accomplished.

     43.12 Notification of Security Breach. Contractor or User will immediately
           -------------------------------
     notify Buyer Sponsor of any breach of these Requirements, including any breach that allows or could allow a third party to have access to any Customer Information, including but not limited to the following:

          Social Security Number

          Driver License Number

          Home Address

          Credit Card number

          Credit card expiration date

          Date of birth

          Visa / passport number

          Checking account number

          Savings account number

          Debit card number

          Mother's maiden name

          Application PIN or password

          Tax identification number

          Credit information

          Buyer Account Information

     43.13 Changes. These Requirements are subject to change and revision by
           -------
     Buyer from time to time. Contractor and Users are responsible for complying with the policies and underlying standards, as revised. If Contractor is unable to comply with the Requirements as revised, it may seek a waiver within a reasonable time following the change, and will thereafter remain bound to comply with the unchanged version.

     43.14 Waiver. If Contractor wishes to provide Buyer with services that are
           ------
     not in full compliance with this Policy, it shall request and negotiate with the Buyer Sponsor a written waiver of this Policy.

     43.15 Remedies. Failure of Contractor to comply with this policy may result
           --------
     in Buyer's terminating the Agreement and exercising any other legal rights it may have.

     43.16 Conflicts/Non-Integration. These Requirements are intended to
           -------------------------
     supplement and not replace any written agreements that the Contractor may enter into with Buyer. In the event of a conflict between these Requirements and a signed written agreement between the parties, unless otherwise stated herein, the signed written agreement shall control. In the event there is a conflict between these Requirement and any oral agreement between the parties, these Requirements shall control.

SECTION 44. CONSTRUCTION AND INTERPRETATION
-------------------------------------------

     44.01 The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any Party. The Parties agree that this Agreement has been prepared jointly and has been the subject of arm's length and careful negotiation. Each Party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each Party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either Party.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                   Page 21 of 22


     44.02 Article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word "include" shall mean "includes, but is not limited to." The singular use of words shall include the plural and vice versa. Except as otherwise specified, Seller's price for Material and Services includes the price for all related Material or Services necessary for Buyer to use the Material and/or Services for its intended purpose, as well as all other Seller obligations under this Agreement. All obligations and rights of the Parties are subject to modification as the parties may specifically provide in an Order. "Services" and "Software" shall be treated as "goods" for purposes of applying the provisions of the Uniform Commercial Code ("UCC"). If there is an inconsistency or conflict between the terms in this Agreement and in an Order, the terms in the Order shall take precedence.

     44.03 Whenever any Party is entitled to interest under this Agreement, the amount of interest shall be the lower of twelve percent (12%) per annum, or the highest amount allowed by the governing state law, pursuant to Section 29, "Choice of Law/Venue," of this Agreement.

SECTION 45. LIMITATION OF LIABILITY
-----------------------------------

     45.01 Neither Buyer not Seller will be liable for consequential, incidental, special or punitive damages, or for loss of revenue or profit in connection with the performance or failure to perform regardless of whether such Liability arises from breach of contract, tort, or any other theory of Liability.

SECTION 46. ***
---------------

     46.01 Seller represents and warrants that ***, and other *** and *** in this Agreement are and will *** be *** than *** or which *** by ***. *** shall *** and have an *** of its *** its *** with this Section to *** upon ***. This *** shall be sent to Buyer's representative listed under the Section called "Notices."

SECTION 47. TECHNICAL SUPPORT
-----------------------------

     47.01 Seller will provide, at no additional cost to Buyer, full and complete technical assistance to Buyer for the Material and Services provisioned under this Agreement, including ongoing technical support and field Service and assistance, provision of technical bulletins and updated user manuals, and telephone assistance to assist with installation, operation, maintenance and problem resolution. The availability or performance of this technical support will not be construed as altering or affecting Seller's obligations as set forth in the Warranty for Services section or as provided elsewhere in this Agreement. Field service and technical support, including emergency support (service affecting), will be provided on site twenty-four (24) hours a day. Seller will provide to Buyer, and keep current, an escalation document that includes names, titles and telephone numbers, including after-hours telephone numbers, of Seller personnel responsible for providing technical support to Buyer. Seller will maintain a streamlined escalation process to speed resolution of reported problems.

SECTION 48. WORK DONE BY OTHERS
-------------------------------

     48.01 If any part of Seller's Work is dependent upon work performed by others, Seller shall inspect and promptly report to Buyer any defect that renders such other work unsuitable for Seller's proper performance. Seller's silence shall constitute approval of such other work as fit, proper and suitable for Seller's performance of its Work.

SECTION 49. INCORPORATION BY REFERENCE
--------------------------------------

     49.01 The terms and conditions contained in Appendices 1 through 3, referred to in this Agreement and attached hereto, are an integral part of this Agreement and are fully incorporated herein by this reference.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                          Agreement No. TH120103
                                                                   Page 22 of 22


SECTION 50. ENTIRE AGREEMENT
----------------------------

     50.01 This Agreement, and any Order placed hereunder, shall constitute the entire agreement between Buyer and Seller relating to this Agreement or a particular Order and may not be modified or amended other than by a written instrument executed by both parties. With the exception of those pre-printed provisions included as a part of this Agreement, any other pre-printed provisions on Seller's and Buyer's forms shall be deemed deleted. An Order placed by Buyer hereunder shall incorporate the typed, stamped, or written provisions or data found thereon and in subordinated documents (such as shipping releases) so long as the typed, stamped, or written provisions or data merely supplement but do not vary the provisions of this Agreement. Whenever typed, stamped, or written provisions of an accepted Order conflict with this Agreement, this Agreement shall control unless otherwise agreed to under a "Special Considerations" section of the Order.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives in one or more counterparts, each of which shall constitute an original but all of which together shall constitute only one agreement, on the date set forth in Section 3.

PHASE 2 SOLUTIONS, INC.                 CINGULAR WIRELESS LLC


By: /s/ Arthur S. Graf                  By: /s/ George Foley
    ---------------------------------       ------------------------------------
          (Authorized Signature)                   (Authorized Signature)

Name: Arthur S. Graf                    Name: George Foley
      -------------------------------         ----------------------------------
              (Print or Type)                           (Print or Type)

Title: CFO/COO                          Title: EO GP&S
       ------------------------------          ---------------------------------

Date: 2/24/2004                         Date: 2/23/2004
      -------------------------------         ----------------------------------

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                     Appendix: 1
                                                MBE/WBE/DVBE RESULTS REPORT FORM
                                                                         Page: 1


                                   Appendix 1
                                   ----------

                        MBE/WBE/DVBE RESULTS REPORT FORM
                        --------------------------------

Seller will submit M/WBE-DVBE Results Reports *** by the end of the first week following the close of each ***, using the form attached hereto and incorporated herein as Appendix 1. Participation Plans and Results Reports will be submitted to the Prime Seller Results Manager.

     INSERT EXCEL FORM

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                      TIER II M/WBE-DVBE *** RESULTS REPORT

                            Direct and Indirect Spend

  Note: Subcontracting Results should reflect ONLY M/WBE-DVBE dollars directly traceable to sales DURING THE REPORT ***

        Results must be reported individually for each Cingular affiliate

------------------------------------------------------------------------------------------------------------------------------
THIS SUMMARY REPORT SHOULD BE E-MAILED TO:                                         ***@cingular.com

Note: Questions and requests for assistance may be directed   ***, SUPPLIER DIVERSITY MANAGER
to:                                                           5565 GLENRIDGE CONNECTOR, STE. 1664G
                                                              ATLANTA, GA 30342             FAX#: ***
------------------------------------------------------------------------------------------------------------------------------

1. REPORTING COMPANY:                                         2. REPORT ***:

                                                              This report reflects the utilization of Minority Business
                                                              Enterprise/Women Business Enterprise/Disabled Veterans
Company Name:     _________________________________           Enterprise

                                                              participation for period
Address:          _________________________________                 ___________________________________ through
                                                                    ___________________________________
                                                                          (Please indicate dates)
City, State, Zip: _________________________________

Contact Name:     _________________________________

Title:            _________________________________

E-mail:           _________________________________

Date:             _________________________________

Telephone:        _________________________________


Signature:
                  ---------------------------------

------------------------------------------------------------------------------------------------------------------------------
                       PARTICIPATION GOAL                                      PARTICIPATION ACHIEVEMENT
------------------------------------------------------------------------------------------------------------------------------

3                                                             4

                                                              A.  DIRECT - Payments reported to Cingular by a primary
                                                              supplier who has subcontracted work to M/W/DVBEs on behalf of the primary supplier's contract with Cingular.














                                                              B.  INDIRECT-Primary supplier's M/W/DVBE spend not related to the Cingular contract.

                                                              Cingular % of total Revenues (U.S. revenues only
                                                                                                               ---------------
                                                              Total Indirect Diversity Spend (in US)           $
                                                                                                               ---------------
                                                              Total Diversity Contribution                     #VALUE!
                                                                                                               ---------------
                                                              Total Diversity Spend to Cingular                #VALUE!
                                                                                                               ---------------
------------------------------------------------------------------------------------------------------------------------------
                                               Cingular - SUBCONTRACTING RESULTS
------------------------------------------------------------------------------------------------------------------------------
5. M/WBE/DVBE SUBCONTRACTOR(S)                        Ethnic Gender               Total Dollars
(Direct Spend Only)                                   -------------               -------------
Name: ___________________________________________
Address: ________________________________________
City, State, Zip: _______________________________
Telephone: ______________________________________
Goods Or Services: ______________________________

------------------------------------------------------------------------------------------------------------------------------
To add additional subcontractors, copy the entire light gray area and paste directly below this line
------------------------------------------------------------------------------------------------------------------------------

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                          Agreement No. TH120103
                                                                     Appendix: 2
                                        Executive Orders and Federal Regulations
                                                                         Page: 1


                                   Appendix 2
                                   ----------

                    EXECUTIVE ORDERS AND FEDERAL REGULATIONS
                    ----------------------------------------

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws and associated regulations governing performance of this Agreement including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701 and Executive Order 12138,
Section 503 of the Rehabilitation Act of 1973, as amended, and the Vietnam Era Veteran's Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws and associated regulations apply to the Work under this Agreement, and only to that extent, Seller (also referred to as "Contractor") agrees to comply with the provisions of all such Executive Orders, federal laws, state laws and associated regulations, as now in force or as may be amended in the future, including, but not limited to, the following:

1. EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT CONTRACTORS

In accordance with 41 C.F.R. Section 60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including, but not limited to, Seller's agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Seller will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin.

2. AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R. Section 60-1.8, Seller agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex or national origin at any of its establishments, and that it does not, and will not, permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, washrooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided that separate or single-user restrooms and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3. AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

Seller agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R. Section 60-1.4(b).

4. AGREEMENT OF FILING

Seller agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R. Section 60-1.7(a).

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS ANTI DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 41 C.F.R. Section 60-250.20, and 41 C.F.R. Section 60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

(a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for systems, assemblies, components and related services for major

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                     Appendix: 2
                                        Executive Orders and Federal Regulations
                                                                         Page: 2


systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

(b) Seller hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. Seller further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of Seller's compliance with this clause.

(c) As used in this Agreement, the term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern (i) which is at least fifty-one percent (51%) unconditionally owned by one or more socially and economically disadvantaged individuals, or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (ii) whose management and daily business operations are controlled by one or more such individuals. This term shall also mean a small business concern that is at least fifty-one percent (51%) unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least fifty-one percent (51%) of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124, Seller shall presume that "socially and economically disadvantaged individual" includes Black Americans, Hispanic Americans, Native Americans, Asian- Pacific Americans, Subcontinent Asian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to Section 8(a) of the Small Business Act. Seller shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

(d) The term "small business concern owned and controlled by women" shall mean a small business concern (i) which is at least fifty-one percent (51%) owned by one or more women, or, in the case of any publicly owned business, at least fifty-one percent (51%) of the stock of which is owned by one or more women, and
(ii) whose management and daily business operations are controlled by one or more women; and

(e) Suppliers acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantaged individuals or a smalll business concern owned and controlled by women.

SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUBCONTRACTING PLAN.

The subcontractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                     Appendix: 3
                                                              USER CERTIFICATION
                                                                          Page 1


                                   Appendix 3
                                   ----------

                               USER CERTIFICATION

User should complete Section 1. Contractor should complete Section 2.

Contractor should then return completed form to its Buyer Sponsor.

Buyer Sponsor shall retain this form for one year after User's work has ended and shall provide a copy to Sponsor's security contact.

Section 1. User Certification
           ------------------

I have read and acknowledge, and hereby agree, that I will perform in accordance with the Buyer Security Requirements for System or Network Access by Contractors. I acknowledge that I have received a copy of these Requirements.


User: (signature)
                  ----------------------
Name: (print)
              --------------------------
Date of Birth:
               -------------------------
Date:
      ----------------------------------

Section 2. Contractor Certification
           ------------------------

The above-named User is
( ) employed by Contractor
( ) employed by __________________ and retained by Contractor as a subcontractor
( ) other, please specify:

Contractor has provided User with a copy of the Buyer Security Requirements for System or Network Access by Contractors. User is covered by a legally binding nondisclosure obligation between User and Contractor to protect Buyer confidential and proprietary information. Contractor has performed the required criminal background check on User.

User will be engaged with the following project (describe):

Length of engagement: _________________

I am aware of terms of binding nondisclosure between Contractor and Buyer.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                          Agreement No. TH120103
                                                                     Appendix: 3
                                                              USER CERTIFICATION
                                                                          Page 2


Contractor Representative (signature):
                                       ---------------------
Name (print):
              ----------------------------------------------
Title:
       -----------------------------------------------------
Contractor (company) name:
                           ---------------------------------
Date:
      ------------------------------------------------------
Name of Buyer Sponsor:
                       -------------------------------------

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

[Cingular Logo]

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 1 of 18


                     Specification for Purchase Order No. 3

This Specification for Purchase Order No. 3 ("Specification") is issued pursuant to the Master Services Agreement No. TH120103 ("Agreement") between Cingular Wireless LLC ("Buyer") and eTelecare Global Solutions, Inc., formerly Phase 2 Solutions, Inc. ("Seller").

Buyer hereby authorizes Seller to perform the following Services:

1    SCOPE OF WORK

     1.1 Seller shall perform call center inbound customer care and support services for Buyer's wireless handset Exchange By Mail program (the "Services"). These support services include but are not limited to the following;

          PRIMARY SERVICES

          o    Access the *** application (***)

          o    Create a *** (***) as required

          o    Troubleshoot to *** or *** and ***

          o    *** of *** to ***

          o    *** pursuant to above services

          SECONDARY SERVICES

          o    *** and *** through ***

          o    *** and *** and *** (***)

          o    Provide *** management (***)

     1.2 The Services described herein shall be performed by Seller at the following locations: 8901 Raintree Dr. Scottsdale, AZ (as capacity permits), Rio Rancho 1, Albuquerque, NM, 1330 20th Ave SW, Minot, ND, Colonnade Center, 51 Interstate, and 1215 West Cherry Street, Vermillion, SD. Seller will provide up to 1250 seats in the provisioning of Services pursuant to this Specification between these locations. Seller will obtain Buyer's written permission prior to moving Services to another facility. Each of Seller's locations utilized for delivery of the Services shall be adequately equipped with telephone systems, computer systems, and various support tools (such as quality assurance tools, documentation and knowledge bases), and such tools and systems shall be used by Seller in the satisfactory delivery of Services required by this Specification.

     1.3 Seller will *** at least *** percent *** available during the hours of operation of this program.

     1.4 Seller shall advise the Buyer Contact and/or Vendor Manager when any Buyer-provided system is down for more than 15 minutes. Seller shall provide an escalation plan with mitigating action in the event of systems disruption to be approved by Buyer by Services launch.

     1.5 Services shall be performed from 7 a.m. to 12 a.m. Monday through Friday, 9 a.m. to 9 p.m. on Saturdays, and 12 p.m. to 9 p.m. on Sundays. All times are EST/EDT. Hours of operation may be changed with written order between both parties per Section 3 below. Buyer reserves the right to modify (decrease or increase) Services hours of operation upon twenty (20) calendar days written notice to Seller. Buyer agrees to utilize the Change in Scope procedures to effect this change.

     1.6 Seller shall invoice Buyer based on a target average handle time ("TAHT") of *** over the *** with a maximum of ***. For example, if the TAHT for the month of May was ***, Seller

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 2 of 18


     would *** by the *** based on ***. Seller would *** for the *** over the *** TAHT maximum.

     1.7 Seller shall not bill Buyer for any programming hours that are not specifically programming tasks related to this program. Buyer shall be informed prior to commencement of any billable programming efforts.

2    DEFINITIONS

     2.1 "Customer Service Representative" or "CSR" means a Seller employee or agent who is contacted by and speaks with Buyer's customers either via telephone or email on behalf of Buyer. A CSR provides support, answers questions and solves problems related to Buyer's Products or Programs.

     2.2 "Product" or "Program" means Buyer's wireless services and customer support services related thereto.

     2.3 "Critical Time Range" means the time range where expected call volume is forecasted to be 20% higher than other scheduled hours.

     2.4 "Pilot Program" means the Buyer's Program which launched February 2, 2004, and which Buyer's Program shall continue up to the start of the National Program.

     2.5 "National Program" means the Program that follows the end of the Pilot Program. Commencement of the National Program will begin on the Effective Date of this Specification No. 3.

     2.6 "Target Average Handle Time" is defined as the total time a CSR is in talk time plus after-call wrap time plus hold time divided by the number of calls taken by that CSR in the measured period of time.

     2.7 "Service Level" is defined as the percentage of Buyer's Customers who will have access to a live CSR within the specified amount of time, as a percentage of total calls offered.

     2.8 "*** Minutes" is defined as each minute of time for *** for *** under this Specification which is *** and includes *** and *** up to a *** Target Average Handle Time (per call) within a given billing period.

     2.9 "Quality Assessment" is based upon the quality observations outlined in Section 18 of this Order. Total score is the average of all observation scores performed within the performance period minus the two lowest scores.

     2.10 "Productivity" is defined as talk time, plus after-call wrap time, plus hold time, plus outbound call time divided by total CSR sign-on time.

     2.11 "Attrition" is defined as the turnover in the number of CSRs (or other Seller appointed representatives) who have been assigned to perform Services for Cingular under this Specification. Such turnover shall be calculated by dividing the beginning headcount within a specific ninety (90) day period by ending headcount within that same specific ninety (90) day period.

3    CHANGE IN SCOPE

     3.1 Changes in scope shall be managed in the manner outlined in Exhibit A "Management Procedures for Changes in Scope" which is attached hereto and fully incorporated herein by this reference.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 3 of 18


4    BUYER RESPONSIBILITIES

     4.1 Buyer and Seller collectively will develop, maintain and update training materials as necessary. One complete set of all required software, technical notes, technical documentation and all additional training materials for all Products, and all updates, upgrades and revisions (collectively the "Training Materials") excluding any Intellectual Property developed by Seller thereto, will be provided by Buyer to Seller, and all such materials shall remain the property of Buyer. Any Seller modification to the Training Materials must be approved by the Buyer and shall become property of the Buyer.

5    PRIMARY CONTACT INFORMATION

5.1 Seller will provide a main point of contact at a Director level or above that is dedicated full-time to the Buyer's Program under this Specification. Current lists of contacts attached hereto as Exhibit E. Any changes in the reflected point of contact must be pre-approved by Buyer. Seller will designate a full-time National Account Manager who will be assigned to Buyer's Program(s) for the duration of this Specification. Such National Account Manager must be equipped with, and must be available via a wireless phone at Seller's sole expense.

6    TERM

     6.1 The term of this Specification shall commence on the date of the last signature executing this Specification (the "Specification Effective Date"), and shall continue in effect for a period of one (1) year, unless sooner terminated as allowed in Master Services Agreement No. TH120103 (the "MSA") or as otherwise allowed in this Specification. This Specification may be extended at the existing terms, conditions and pricing for an additional one (1) year period at Buyer's sole discretion, by Buyer Providing Seller with written notice of its intent to renew this Specification for an additional one (1) year period within thirty (30) days of the expiration of this Specification.

     6.2 Buyer shall have the right to terminate this Specification (and its associated Purchase Order) at any time, with or without cause, upon giving Seller at least 30 days written notice of such termination.

     6.3 This Specification (and associated Purchase Order) will cover the National Program as defined above.

7    SERVICE SPECIFICATIONS AND REQUIREMENTS

     7.1 Seller will be routed and will receive calls and other communications, including but not limited to e-mail, on behalf of Buyer ("Customer Inquiries"). Such calls will be from Buyer's customers seeking customer support that shall include (but is not limited to), responses to questions regarding Buyer's Products or Programs, and problem resolution on technical problems with Buyer's Products or Programs.

     7.2 Seller will respond to Customer Inquiries in accordance with the Performance Standards described herein, which may be amended from time to time upon written notification by Buyer. Seller shall further conform to all of Buyer's requirements concerning call disposition.

     7.3 Seller will populate the *** and Trouble Ticket fields for all Customer Inquiries in accordance with Buyer's specifications, which may be amended from time to time upon written notice to Seller.

     7.4 Seller will *** to *** in-house customer care centers via "***" all Customer Trouble Tickets that require advanced assistance. *** will answer the calls using the same performance standards required of Seller. Advanced Assistance includes those issues *** the ***. Such Trouble Tickets will be transferred in accordance with procedures as specified by Buyer, as same may be amended from time to time upon written notice to Seller. All such activity will be monitored for adherence to the methods and procedures established by Buyer. Seller may instruct its CSRs to complete a *** any time the hold time in queue at Buyer's

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 4 of 18


          call center exceeds ***. Seller must check and monitor hold times every ***.

     7.5 The Deliverables to be delivered by Seller to Buyer pursuant to this Specification are listed in Exhibit B "Deliverables Matrix".

8    SELLER RESPONSIBILITIES

     8.1 Seller will provide qualified and adequately trained resources to answer all Customer Inquiries in accordance with the Performance Standards herein. Customer Inquiries shall occur when a live CSR answers the call, and not upon the Customer reaching a voice response system.

     8.2 Seller will be responsible for supplying all adequately trained personnel, facilities, tools, equipment, services and materials necessary to perform the Services in accordance with the terms and conditions set forth in this Specification.

     8.3 Seller shall be responsible for the recruiting, hiring, and attrition training of required personnel to satisfactorily perform the Services described herein at no additional charge to Buyer, Seller shall acquire resources that possess the appropriate skill sets for the work being performed. Seller shall be responsible for all costs associated with recruiting and hiring personnel required to perform the Services.

     8.4 Seller shall notify Buyer of the hiring of additional personnel or removal of personnel from Buyer's Program. Such notification shall be in writing and will occur on the date of hiring for staff additions, and within twenty-four (24) hours for staff deletions. The notification specified herein will allow Buyer to manage system login access. In the event that any of Seller's personnel performing Services under this Specification are found to be unacceptable to Buyer for any reason, including but not limited to, a reasonable belief that he or she is not qualified to perform or is not performing the Services as required by this Specification, Buyer shall notify Seller of such fact in writing, setting forth such cause. Seller shall then immediately remove said employee from performing Services under the Specification and, if requested by Buyer, shall immediately provide a qualified replacement. Buyer is the sole judge as to performance capability but shall exercise its discretion reasonably.

     8.5 Seller agrees to provide adequate space at any facility where the Services are to be performed to accommodate three (3) full-time Buyer staff members ("Vendor Managers").

     8.6 Seller will provide necessary hardware and software at Seller's site (excluding any Buyer owned and supplied T1 components) from the point of demarcation to switch for voice path communications.

     8.7 Seller shall require that personnel with access to Buyer's network, systems, property (including information or assets), sign an acknowledgement form documenting that such personnel understands and agrees to safeguard against loss, damage, misuse, or theft of Buyer's assets or property. Seller shall maintain a complete file of all signed acknowledgement forms in accordance with the "Security Requirements for System or Network Access by Contractors" clause of the MSA. Seller's access to Buyer's networks, systems, property and assets shall at all times be subject to the terms and conditions of the MSA and this Specification.

     8.8 Seller will maintain a *** to *** of no more than *** to *** full-time equivalents ("FTEs").

     8.9 It is the Seller's responsibility to manage Customer escalations through the Seller's management chain. Technical problems shall be forwarded to the Buyer through the ticketing process established in the methods and procedures.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 5 of 18


     8.10 Seller agrees to relinquish ownership at no cost to Buyer of any and all toll-free numbers associated with the Program to Buyer or another party specified by Buyer within forty-eight (48) hours of Buyer request. Seller will transfer to Buyer, and Buyer will maintain sole ownership of all toll-free numbers associated with the Program under this Specification.

     8.11 Each month Seller and Buyer shall collaborate on a written rolling ninety (90) day forecast ("Rolling Forecast") of the expected number of calls on a per hour basis with a Critical Time Range specified, based historical call volumes and/or expected market launch dates. Buyer will approve all forecasts. It is Seller's responsibility to staff to meet forecast and agreed upon service levels.

     8.12 Seller agrees to relay to Buyer Contact / Vendor Manager all information related to recurring problems, errors or other handset issues, and the recommended resolution of said problems, if applicable, discovered or developed in conjunction with this Project so that such information may be added to Buyer's CIQ customer care application.

9    PROGRAM MANAGEMENT

     9.1 Seller shall ensure that Buyer's Projects have an Assigned team-of Seller supervisors and operations representatives. "Assigned" personnel shall mean individuals who will serve as Buyer's primary points of contact in connection with the Services to be performed under this Specification.

     9.2 Seller shall provide Buyer with a dedicated Project Manager assigned solely to Buyer's account. Seller's dedicated Project Manager shall assume central responsibility for all aspects of Buyer's account. The Project Manager shall act as the day-to-day liaison with Buyer and shall be 100% dedicated to Buyer's account. The Project Manager shall be responsible for ensuring that Seller is achieving the Performance Standards and will serve as Buyer's primary point of contact.

     9.3 Seller's account manager shall monitor daily activity to ensure that Program goals are met. The account manager shall audit the daily reports before sending said reports to Buyer to assure that accurate reports are received. The account manager shall monitor the CSRs on their program, assuring the Quality Assessment standards detailed in
          Section 18 are met.

     9.4 Program reviews will be conducted quarterly. Dates, times and locations will be set in advance and agreed to by both parties. As a standard practice, Seller will engage in continuous process improvement initiatives on behalf of the Buyer. These initiatives may provide various results, such as strengthening and improving the delivery of service and/or reducing talk times. The progress of any and all such initiatives will be a standard part of the quarterly review process.

10   PERFORMANCE STANDARDS

     10.1 Buyer and Seller have developed the following standards (hereinafter "Performance Standards") to ensure the delivery of high quality, efficient customer service. Exhibit C, which is attached hereto and fully incorporated by reference, details the Performance Standards which shall apply to the Services being performed under this Specification.. In addition, said Exhibit C outlines each Performance Standard and its related deduction and incentive, as applicable, which are to become effective upon National Program launch.

          a)   Service Level of *** percent (***%) of all calls answered within
               -------------
               *** or less. Service level will be determined by *** the *** of *** within *** and the *** of ***. For Example: If *** were *** said *** were *** in *** or higher, the *** would be ***%. Calls handled include all *** taken *** plus *** in *** and higher.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 6 of 18


                          Calls Answered in *** or Less
                          -----------------------------
      (Total Calls Handled by Agent + Abandoned Calls in Queue *** or More)

          b)   Target Average Handle Time not to exceed ***. Further, Seller
               --------------------------
               shall *** to decrease *** to ***. The average target handle time will be calculated by the dividing the total calls (less the time spent performing a ***) by the total target handle time of all calls answered. For example: if *** calls were answered that had the following target handle's times *** (***) the TAHT would be calculated by adding the three call processing times, less the ***, and dividing the sum by the total calls (***) ((***) - ***)/(Total Calls) = TAHT.

                     (Target Handle Time of All Calls - ***)
                     ---------------------------------------
                              Total Number of Calls

          c)   Abandonment Rate not to exceed *** percent for ***% of *** by
               ----------------
               ***. The abandonment rate will be calculated by dividing the total calls abandoned after call in queue by the total calls offered. For example: If *** calls were offered and *** were abandoned with the following abandon times (*** and ***) the abandon rate would be two percent.

              (Total Abandoned Calls - Total Abandoned within ***)
              ----------------------------------------------------
                               Total Calls Offered

          d)   First Call Resolution: ***% of calls resolved on the first call.
               ----------------------
               A call is considered resolved if there is not a repeat call regarding the same reason and resolution within 30 days. First call resolution will be calculated by taking the inverse of the number of repeat calls with the same reason and resolution disposition within a *** period divided by the total number of calls during the *** period. For example: if *** unique customers called in *** days and their names were located in *** dispositions, signifying *** calls for *** issue, the 1st call resolution would be ***% (***)). This will be calculated by *** each day for customers who appear on records remarked with the same disposition. If First Call Resolution rate is lower than ***%, *** a *** with *** cause *** within the *** of the following ***.

                  Number of Repeat Calls with same Disposition
                  --------------------------------------------
                              Total Number of Calls

          e)   Customer Satisfaction / Service Delivery. Seller agrees to
               -----------------------------------------
               provide *** and *** to *** or *** to a *** for *** and *** results. In instances when *** are *** to *** the *** due to *** (i.e., *** is not *** for the ***, etc.), *** will be *** on ***.
               Seller may *** and *** to *** and *** said ***. The overall satisfaction rating will be calculated by *** the *** of *** of all ***. For the *** agents will *** as part of the *** outlined ***. Buyer and Seller agree to *** by *** agents within *** of *** of ***. *** are *** as *** where *** mandate that *** or *** are denied ***. *** may

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 7 of 18


               *** by *** of *** that would *** that *** the ***.

          f)   After Call Wrap Time. Average after-call wrap time *** of ***.
               ---------------------
               After call wrap time will be defined by the *** into *** and ***. This will be determined by the ***. For example: If the average talk time was *** or ***, the *** would not ***. (*** * ***%) =
               maximum wrap time.

                       Average After-Call Wrap Time < 10%
                       ---------------------------- -
                           Target Average Handle Time

          g)   Wireless Network Outage Notification. Seller agrees to *** to a
               -------------------------------------
               *** of *** from the *** of *** of *** from *** to *** of ***
               being *** prior to ***. These queue messages will *** of *** to the *** being *** to a *** and will reduce *** through *** and ***. This will be calculated by *** by the ***. For example: If ***requests were made in a month where *** request was fulfilled within *** and the other was made within ***, the average time for posting would be ***.

                        Sum of Speed of all Postings <***
                        ---------------------------- -
                               Number of Postings

          h)   Disposition Log. Seller shall log *** percent (***%) of calls
               ----------------
               answered in the ***, and ***, or unless *** to in *** by *** prior to *** a *** that does not ***. The "Call Logging Ratio" will be determined by calculating the ratio of all dispositions into Seller systems and the total calls handled. For example: Of *** calls *** calls were dispositioned into Seller system and there were *** out-of-scope call transfers, the Call Logging Ratio would be ***%.

                      Number of Calls Logged/Dispositioned
                      ------------------------------------
                            (Total Calls - Transfers)

          i)   *** Attrition: Seller shall take reasonable action to promote an
               --------------
               *** of no more than *** percent (***%) *** month for *** with ***. During periods of *** may not exceed the rate of ***. If *** is higher than ***%, *** a *** with *** cause *** within the *** of the following ***.

                     No. of *** at start -No. of *** at end
                     --------------------------------------
                               No. of *** at start
                               -------------------

          j) The Performance Standards outlined in this Section 10 may be *** by *** at its ***, upon *** days *** to *** per the procedure outlined in Exhibit A, Management Procedures for Change in Scope.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 8 of 18


11   PRICE

     11.1 Services shall be compensated by Buyer to Seller pursuant to the rates and charges detailed in Exhibit D which is attached hereto and fully incorporated herein by this reference. Such rates and charges include all applicable taxes. Payment terms are net thirty (30) days.

     11.2 Seller shall *** for all *** according to the definition of *** Minutes described in Section 2 ("Definitions").

     11.3 Seller shall be responsible for all telecommunications setup charges incurred. Such setup shall include all internal queue and message setup.

12   TRAINING

     12.1 Seller agrees that the successful completion of the Scope of Work as specified in this Specification may require training that is specific to knowledge transfer to Buyer and Buyer's personnel who are engaged in this initiative. Such training shall be managed in accordance with the Agreement and shall be completed at no charge to Buyer.

     12.2 Any training of Seller's personnel for non-Buyer related activities or purposes will be at no charge to Buyer, including, but not limited to: trainer's training time, trainees' training time, professional fees, general expenses, materials or other direct or indirect training costs.

     12.3 Seller shall make sufficient copies of the Training Materials provided by Buyer to train Seller's representatives performing Services under this Specification. All Training Materials shall remain the sole property of Buyer, and shall not be used for any purpose other than the performance of the Services under this Specification. Seller shall not make any changes to the training materials without the written consent of Buyer.

     12.4 Seller agrees to *** and *** of *** of ***, and such personnel will perform the Services described in this Specification. Notwithstanding the foregoing, if mutually agreed between the parties, Buyer may provide Buyer *** for initial ***.

     12.5 Seller agrees to provide ***, and *** at *** to ***.

     12.6 If requested in writing by Buyer, Seller may develop curriculum for Buyer's new programs ("Curriculum"). All Curriculum developed by Seller must be reviewed and approved in writing by Buyer prior to being used in training Seller's representatives performing the Services. All Curriculum developed by Seller for Buyer shall be considered "Work Product" as described in the MSA, and shall be the sole property of Buyer.

13   INVOICING

     13.1 Invoices detailing fees and expenses, which will include a reference to the Agreement and the number of the Specification, shall be submitted to the Buyer Contact listed in Section 5 of this Specification and are payable in accordance with the payment terms set forth in Section 11 ("Price").

     13.2 Seller shall invoice Buyer monthly. Invoices shall be issued within five (5) days of the end of each calendar month. Invoices shall detail the number of *** Minutes multiplied by the per-minute rate, and such additional information as Buyer may reasonably request.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                    Page 9 of 18


14   PREMISES VISITS

     14.1 Seller shall allow Buyer representatives, at no charge, to inspect the locations where Services are performed following at least twenty-four
          (24) hours prior notice to Seller. Such inspection shall include (but is not limited to) the opportunity to observe the performance of the Services and interview Seller CSRs who perform Services for Buyer as well as to answer and/or monitor live calls, provided this activity does not significantly interfere with the primary Service activity.

15   REMOTE SILENT MONITORING

     15.1 Seller will provide unlimited hosted monitoring to Buyer during all performed hours during which Service is provided. Seller shall further use a highly accessible toll-free remote monitoring function (or option to dial out) by providing remote monitoring for the performed hours of Services. If technically available, Seller shall make said function available to Buyer via a computer and modem to allow Buyer to watch the CSR or operator interact with Seller's computer screens. Buyer's representatives will be permitted to monitor the performance of the Seller's CSR by auditory technology or through retrieving all non-archived call recordings and/or data from the switch without notice. Recordings of calls that have been archived will be accessible through Seller's Project Manager within 48 hours of Buyer request.

16   CALL FLOW AND SCRIPT APPROVAL

     16.1 Buyer must approve scripts, order forms, ***, and report formats to be used by Seller for Services provided pursuant to this Specification. If Seller desires any changes whatsoever to the aforementioned scripts, forms or formats, then Seller must obtain Buyer's prior written approval for implementing such changes prior to incorporating the change(s).

17   WORK PRODUCT OWNERSHIP AND ***

     17.1 Buyer will have ownership of all call flows, including handset trouble-shooting call flows, scripts, training materials and customer care processes developed by Buyer and Seller and used in conjunction with this Project. Buyer shall be required to pre-approve such scripts, call flows, training materials and customer care processes prior to their use in accordance with this Specification.

     17.2 Seller shall provide *** which *** be *** by Buyer *** to facilitate the *** of *** to a *** if Buyer reaches ***% of *** of ***, including but not limited to *** all records, any work product *** in *** of this ***, and *** for *** or *** to *** the ***. Such *** will be *** at *** to ***. Seller shall provide Buyer with an itemized *** required to support *** at least *** prior to the date of ***.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 10 of 18


18   QUALITY ASSESSMENT / PERFORMANCE CRITERIA

     18.1 Seller will provide enough Quality Assessment ("QA") agents relative to the total number of assigned CSRs to meet the minimum number of observations monthly. Each CSR is *** and supervisors are required to *** of the *** for *** with the ***. QA agents will *** while *** the *** the *** being *** are ***. *** between *** and *** will be *** to *** and *** to *** is ***. *** percent (***%) of the required observations above will be provided by ***. If Seller *** to*** in ***, Seller will be *** of such *** and Seller will have *** to bring *** to ***. Buyer and Seller may mutually agree to modify the standards upon written agreement signed by both parties.

     18.2 Calibrating the scoring for the Quality Assessment Tool will be conducted in regular monthly meetings between Buyer and Seller representatives.

     18.3 Buyer will have the right to request removal of any CSR from performing the Services with or without cause. Buyer may exercise this right by notifying Seller in writing of Buyer's desire to remove a particular CSR from its program. Thereafter, Seller shall immediately remove such CSR(s) from Buyer's Program. Notwithstanding the foregoing, if mutually agreed between the parties, Seller may take corrective action to remedy the defects in the performance of any CSR(s) if the removal was predicated solely upon defective performance.

     18.4 Seller agrees to notify Buyer in writing or by email immediately of any non-Customer impacting Service problems, which might inhibit Seller from achieving the Performance Standards as outlined herein.

     18.5 If, during a CSR observation, Seller identifies conduct that is not in conformance with standards (i.e. providing incorrect information to a Buyer's customer), Seller shall immediately intervene with such CSR. As technology may become available at Seller's centers, Seller shall provide system capability for Supervisors to e-mail CSRs while conducting quality observation.

     18.6 Buyer has the right to perform an audit of performance at any time. Buyer and Seller shall mutually agree to audit criteria. Buyer shall provide Seller with all audit reports.

19   SELLER ***

     19.1 If Buyer reaches ***% of *** of Seller on an ***, then Seller *** to *** to a *** of *** choice and *** and *** so that *** can ***. Seller must *** within *** of ***% *** of Seller, to be calculated by *** and *** to *** on a ***.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[Cingular Logo]
                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 11 of 18



IN WITNESS WHEREOF, the parties have caused this Specification to be executed by their duly authorized representatives:

eTelecare Global Solutions, Inc.        Cingular Wireless LLC
(formerly known as Phase 2
Solutions, Inc.)


By: /s/ Arthur S. Graf                  By: /s/ Stan Sigman
    ---------------------------------       ------------------------------------
Printed Name: Arthur S. Graf            Printed Name: Stan Sigman
              -----------------------                 --------------------------
Title: CFO                              Title: President + CEO
       ------------------------------          ---------------------------------
Date: 3/23/05                           Date:
      -------------------------------         ----------------------------------

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 12 of 18


                                    Exhibit A

                    Management Procedures for Change in Scope

1) Buyer shall have the right to make changes in the scope of the work, the associated pricing and in the Specification to be performed under the Agreement as set forth in a corresponding Order. All changes shall be authorized in writing by Buyer Contact through a Project Change Notice. If Buyer's changes affect Seller's pricing, such changes will be negotiated and agreed upon (as part of the change process) prior to the implementation of the proposed change.

2) Seller shall not make any changes in the scope of the work or Specification to be performed under this Specification which have not been authorized in writing by the Buyer Contact.

3) If Seller received instructions, directions or requests to make any change or changes that will result in a change in the scope of the work to be performed under this Agreement or an Order from anyone other than the Buyer Contact, Seller shall promptly notify the Buyer Contact and provide a description of the proposed change, or changes, the length of the delay, if any, that will result from the change or changes and the increased cost, if any, that will result from such change or changes.

4) If Seller receives instructions, directions, or requests from Buyer Contact to make any change or changes that will result in a change in the scope of the work to be performed under this Agreement or an Order, Seller shall promptly provide Buyer Contact with the length of the delay, if any, that will result from the change or changes and the increased cost, if any, that will result from such change or changes. Seller shall not proceed to implement any such change without the written approval of Buyer Contact. To the extent the development work is delayed as a result of Seller having no written authority to proceed with a change or changes to the development project, Seller shall not be responsible therefore. Any such changes that are made by Seller without written approval of Buyer Contact, other than at the urging or other affirmative act by the Buyer Contact, shall not excuse any delay in a delivery date or form the basis for any claim or rationale to increase Seller's pricing.

5) Any delays indirectly or directly affecting the dates in the Deliverables Matrix that are approved in writing by the Buyer Contact shall be excused, and any increase in the cost must be approved in writing by the Buyer Contact and shall be added to the Seller's price.

                         PROJECT CHANGE NOTICE NEXT PAGE

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 13 of 18


                              [Exhibit A continued]

                              PROJECT CHANGE NOTICE

DATE:

CLIENT:

PROJECT:

--------------------------------------------------------------------------------
DESCRIPTION OF CHANGE:

ALL SUPPORTING MATERIALS ATTACHED? YES [ ] NO [ ]

DATE:

--------------------------------------------------------------------------------

DATE:

IMPLEMENTATION PLAN? YES [ ] NO [ ]

--------------------------------------------------------------------------------

COST OF CHANGE (if any): $

DATE:

--------------------------------------------------------------------------------

APPROVALS

eTelecare Global Solutions, Inc         Cingular Wireless, LLC
(formerly known as Phase 2 Solutions,
Inc.)


By:                                     By:
    ---------------------------------       ------------------------------------
Printed Name:                           Printed Name:
              -----------------------                 --------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 14 of 18


                                    Exhibit B

                               DELIVERABLES MATRIX

Deliverables/Specifications/Requirements                       Delivery Date   Evidence of Success
----------------------------------------                       -------------   -------------------
Deliverable Set # 1 - Reporting                                All reporting   *** and *** is *** on *** for *** by ***
                                                               to begin ***
*** Reporting: set of *** that will be available through the   following the
--------------                                                    parties
*** or *** on an *** basis: *** Report; *** Report; ***        execution of
Report; ***; ***; *** Reporting; ***; *** Report;*** Report;       this
*** Report; ***                                                Specification

*** Scorecard: Seller will provide *** report on the
-------------
following items in scorecard format *** of *** of *** Calls;
***; *** Assessment; *** Time; *** Notification; ***
Dispositions *** System

*** Scorecard: Seller will provide *** report including the
following: *** Number of ***; *** v.***); *** *** of *** to
*** of *** of ***
----------------------------------------------------------------------------------------------------------------
Deliverable Set # 2 - Quarterly Program Reviews                  Quarterly     Evidence of Success:
                                                                reviews as     -------------------
o    Seller will conduct *** reviews *** at *** to ***           scheduled
     activity, *** analysis, *** and *** programs that were                    o    *** are held as scheduled
     *** and their ***, and to *** that *** upon *** are
     being met ***. If *** are not *** met, *** must *** an
     *** to be *** within *** to *** within ***.
----------------------------------------------------------------------------------------------------------------

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 15 of 18


                                    Exhibit C
               NATIONAL AGREEMENT PERFORMANCE STANDARDS SCORECARD
o Seller shall earn the applicable level of payment compensation as defined in Exhibit D ("Pricing") attached hereto. Seller must meet and will be compensated for the applicable Performance Standard requirements achieved for the month (applied to the current month's invoice).

   SCM
  CHARAC                                                 PERFORMANCE
 TERISTIC        OBJECTIVE            MEASURE              STANDARD         WEIGHT        CALCULATION             EXCEPTION
--------------------------------------------------------------------------------------------------------------------------------
   ***        Answer calls in        *** Level               ***             ***%      Calls answered in         Call volume
            such a manner that                      Service level of ***%            *** or less / (Total    estimates missed by
             ***% of all calls                      of all calls answered              calls handled by        more than ***%
               are answered                               within ***                   agent + Abandoned
                within ***                                                            calls in queue ***
                                                                                           or more)
--------------------------------------------------------------------------------------------------------------------------------
   ***       Answer calls in a   Abandonment Rate      Not to exceed 4%      ***%      (Total abandoned          Call volume
            such a manner that                       after call in queue                 calls - total       estimates missed by
              *** remains low                                                          abandoned within        more than ***%
                                                                                      ***) / Total calls
                                                                                            offered
--------------------------------------------------------------------------------------------------------------------------------
   ***       Keep the customer       Customer         TBD by BI baseline     ***%             ***              Seller will ***
            satisfied with the     Satisfaction             survey
                    ***                              (75% surveyed in top
                                                           3 boxes)
--------------------------------------------------------------------------------------------------------------------------------
*** / ***        Solve the          First Call         ***% or greater       ***%      Number of repeat       Any repeat caller
            customer's problem      Resolution                                        calls from customer    within a *** period
                with a ***                                                            for the same reason      resulting in a
                                                                                      within *** / Total      different inquiry
                                                                                        number of calls        (i.e., billing,
                                                                                                             sales, collections,
                                                                                                                etc.) will be
                                                                                                              excluded from the
                                                                                                                 repeat rate
                                                                                                                 calculation
--------------------------------------------------------------------------------------------------------------------------------
   ***       Keep call handle       TAHT Target            *** TAHT          ***%     (Target Handle Time   If Buyer changes the
              times *** while                        Set a Target Average             of All Calls - ***      call flow or the
              meeting the ***                          Handle Time for                 Minutes) / Total     Specification, a new
                                                        inbound calls                   Number of Calls      TAHT standard will
                                                                                                            be negotiated, up or
                                                                                                                 down (IVR)
--------------------------------------------------------------------------------------------------------------------------------
   ***         Minimize the             ***         Less than or equal to    ***%       No. of Warranty       Recall or product
               number of ***                             ***% of ***                    Exchanges less       advisory situation
                  through                                                               Product recall         that generates
              troubleshooting                                                            advisories /         exchanges beyond
                                                                                      Beginning of Period     Seller's control
                                                                                        Subscriber Base
                                                                                        (orange billing
                                                                                         system only)
--------------------------------------------------------------------------------------------------------------------------------

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 16 of 18


                                    Exhibit D

                                      Price

a)   The table below outlines *** pricing as it relates to this Specification:

                             APPLICABLE *** PRICING

-----------------------------------------------------------------------------------------------------
*** Per ***         ***                  ***                    ***                     ***
                Below a ***         Between a ***       Between a *** score   Above a *** (*** to the
                 *** score      *** score (*** to the    (*** for the ***)       *** for the ***)
              (*** to the ***      *** for the ***)
                for the ***)
-----------------------------------------------------------------------------------------------------
Below ***      $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
***-***        $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------
Above ***      $         ***         $        ***          $         ***            $        ***
-----------------------------------------------------------------------------------------------------

b)   The appropriate *** rate shall be applied to the Target Average Handle Time
     (TAHT) of all *** the *** up to *** minute TAHT. For example, the TAHT for the *** is *** minutes *** for *** calls. Buyer would be invoiced *** (*** minutes * *** calls * ****) for *** with *** for ***.

c) *** rates in the table above are *** to the *** for ***. For example, *** in *** month *** be *** at the *** for all *** with those *** calls.

d)   *** and *** $***/Hour. Must be *** by *** / *** or *** on *** or *** prior to ***. *** is defined as *** and/or *** that is *** for ***.

e) Buyer agrees to pay *** per hour ($***/Hour) for ***, including *** support to *** as requested by *** on an ***. Buyer and Seller agree to *** associated with *** that are *** over and above the *** and ***.

f) Buyer agrees to pay for *** calls at the *** determined by ***. For example, the *** is ***, and ***

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 17 of 18


     *** averaging *** were made. Buyer would be invoiced $*** (*** minutes* *** calls* $***) for ***.

g)   Buyer agrees to pay $*** per minute *** for *** that result from ***.

h) Buyer agrees to pay the *** per minute rate per the table above for all *** minutes.

i) Buyer agrees to pay a *** of *** dollars ($***) per hour for up to*** days (*** hours in total) of *** for each *** who is *** and *** as a direct *** of *** when the *** in *** over *** exceeds *** percent (***%). For purposes of this paragraph, *** shall be defined as an *** of *** who has *** been a *** or *** of *** within the last *** months. Costs associated with *** of *** shall be *** by ***.

j) Buyer will be responsible for *** relative to the *** of *** and *** from the *** of *** to *** for ***.

k) In the event Seller must incur *** in order to provision the *** by this ***, Seller shall *** such *** on to *** as such *** are actually ***.

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                                                       Agreement No. TH120103-03
                                          Specification for Purchase Order No. 3
                                                                   Page 18 of 18


                                    Exhibit E

                                 Staffing Plans

-------------------------------------------------------------------------------------------------------------------------------
Name              Title                        Phone               Email                     Role
-------------------------------------------------------------------------------------------------------------------------------
Cingular Wireless, 5565 Glenridge Connector, Atlanta, GA 30342
-------------------------------------------------------------------------------------------------------------------------------
Paul Baker        Sr. Manager                  ***                 ***@cingular.com          Sr Logistics/Repair Mgr
-------------------------------------------------------------------------------------------------------------------------------
June Clark        Vendor Mgr General Dept      ***                 ***@cingular.com          Vendor Manager Team Lead
-------------------------------------------------------------------------------------------------------------------------------
Rand Farr         Sr. Contract Manager         ***                 ***@cingular.com          Contract Manager
-------------------------------------------------------------------------------------------------------------------------------
Ed Ross           IT Project Manager           ***                 ***@cingular.com          IT and Data Integration
-------------------------------------------------------------------------------------------------------------------------------
Charles Thigpen   Channel Master               ***                 ***@cingular.com          Market/Channel Communications
-------------------------------------------------------------------------------------------------------------------------------
eTelecare Global Solutions, Inc (formerly known as Phase 2 Solutions, Inc) 8901 E> Raintree Dr., Suite 100 Scottsdale, AZ 85260
-------------------------------------------------------------------------------------------------------------------------------
Windy Mesquita    VP - Customer Service        ***                 ***@phase2solutions.com   Primary Account Director
-------------------------------------------------------------------------------------------------------------------------------
Vic Sese          Dir - Business Development   ***                 ***@phase2solutions.com   Sales Contact
-------------------------------------------------------------------------------------------------------------------------------
Tom Schollmeyer   VP of Information Systems    ***                 ***@phase2solutions.com   Network Contact
-------------------------------------------------------------------------------------------------------------------------------
Dennis Kozura     Director of Application      ***                 ***@phase2solutions.com   Software Development and
                  Development                                                                Reporting Contact
-------------------------------------------------------------------------------------------------------------------------------

                            PRIVATE/PROPRIETARY/LOCK
The information contained in this Agreement is not for use or disclosure outside
   Cingular Wireless, Seller, their affiliated companies and their third party representatives, except under written Agreement by the contracting Parties.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

[Cingular Logo]

--------------------------------------------------------------------------------

                                   May 1, 2006

VIA DHL AND FACSIMILE TO 480.477.XXXX
-------------------------------------
eTelecare Global Solutions, Inc.
8901 East Raintree
Suite 100
Scottsdale, Arizona 85260
ATTN: Arthur S. Graf, CFO

          RE:  Notice of Intent to Renew
               Specification for Purchase Order No. 3 ("Specification") to Master Services Agreement No. TH120103 between Cingular Wireless LLC, on behalf of itself and its Affiliates ("Cingular"), and eTelecare Global Solutions, Inc. ("eGS")

Dear Arthur:

The letter is to notify eGSI that Cingular hereby exercises it option to renew the above-referenced Specification pursuant to Paragraph 6.1 (Term) thereof.

For purposes this notice, the Parties hereby stipulate that the Effective Date of this Specification is June 15, 2005 and that such Effective Date supercedes and replaces the "Specification Effective Date" as set forth in Paragraph 6.1. The Parties agree that this renewal period will commence and be effective as of June 15, 2006 and will continue in effect until June 15, 2007.

Sincerely,


/s/ George Foley

George Foley
Executive Director - Supply Chain
CINGULAR WIRELESS LLC

Agreed
By: Benedict C. Hernandez
    eTelecare Global Solutions, Inc.


Signature: /s/ Benedict C. Hernandez
           ---------------------------

Title: Vice President, Philippine Operations

Date: June 15, 2005

--------------------------------------------------------------------------------
                     Cingular Wireless o [address illegible]